EXHIBIT 99.1

                        TRANSFER AND SERVICING AGREEMENT

                                     among



                       CRESTAR STUDENT LOAN TRUST 1997-1
                                   as Issuer,



                                  CRESTAR BANK
                as Transferor, Master Servicer and Administrator

                                      and

                        STAR BANK, NATIONAL ASSOCIATION
                   not in its individual capacity but solely
                           as Eligible Lender Trustee



                          Dated as of December 1, 1997


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                           TABLE OF CONTENTS



                               ARTICLE I

Definitions and Usage   ................................................... 1


                               ARTICLE II

                  Conveyance of Financed Student Loans

SECTION 2.1   Conveyance of Initial Financed
                 Student Loans............................................  1
SECTION 2.2   Conveyance of Subsequent Financed Student Loans.............  2
SECTION 2.3   Purchase of Subsequent Financed Student Loans upon Order
                 of the Transferor........................................  3
SECTION 2.4   Security Agreement..........................................  4


                              ARTICLE III

                       The Financed Student Loans

SECTION 3.1   Representations,  Warranties  and  Agreements of
                 Transferor with Respect to the Financed Student Loans....  5
SECTION 3.2   Repurchase upon Breach; Reimbursement.......................  7
SECTION 3.3   Custody of Financed Student Loan Files......................  8
SECTION 3.4   Duties of Master Servicer as Custodian......................  9
SECTION 3.5   Instructions; Authority to Act..............................  9
SECTION 3.6   Custodian's Indemnification.................................  9
SECTION 3.7   Effective Period and Termination............................ 10
SECTION 3.8   Appointment of Subcustodian................................. 11
SECTION 3.9.  Compliance by the Eligible Lender Trustee
                 with Insurance Agreements with the Secretary
                 of HHS................................................... 11

                               ARTICLE IV

         Administration and Servicing of Financed Student Loans

SECTION 4.1   Duties of Master Servicer................................... 11
SECTION 4.2   Collection of Financed Student Loan Payments................ 12
SECTION 4.3   Realization upon Financed Student Loans..................... 14
SECTION 4.4   No Impairment............................................... 14
SECTION 4.5   Purchase of Financed Student Loans; Reimbursement........... 14
SECTION 4.6   Servicing Fee............................................... 15

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SECTION 4.7   Administrator's Certificate................................. 15
SECTION 4.8   Annual Statement as to Compliance; Notice of ...............
                 Default.................................................. 16
SECTION 4.9   Annual Independent Certified Public Accountants'
                 Report or Reports........................................ 16
SECTION 4.10  Access to Certain Documentation and Information
                 Regarding Financed Student Loans......................... 17
SECTION 4.11  Master Servicer and Administrator Expenses.................. 17
SECTION 4.12  Appointment of Servicer..................................... 17
SECTION 4.13  Subservicing Agreements..................................... 18
SECTION 4.14  Incentive Programs.......................................... 18

                               ARTICLE V

                    Distributions; Reserve Account;
            Statements to Certificateholders and Noteholders

SECTION 5.1   Establishment of Trust Accounts............................. 18
SECTION 5.2   Collections................................................. 20
SECTION 5.3   Application of Collections.................................. 20
SECTION 5.4   Additional Deposits......................................... 20
SECTION 5.5   Distributions............................................... 21
SECTION 5.6   Reserve Account............................................. 24
SECTION 5.7   Statements to Certificateholders and Noteholders............ 25
SECTION 5.8   Expense Account............................................. 26
SECTION 5.9   Note  Distribution  Account  and  Certificate  Distribution
                 Account.................................................. 26
SECTION 5.10  Monthly Advances............................................ 26
SECTION 5.11  Certificate Interest........................................ 27


                               ARTICLE VI

                 The Transferor and the Master Servicer

SECTION 6.1   Representations of Transferor and Master Servicer........... 27
SECTION 6.2   Existence................................................... 29
SECTION 6.3   Liability and Indemnities................................... 29
SECTION 6.4   [Reserved].................................................. 31
SECTION 6.5   Merger or Consolidation of, or Assumption of the
              Obligations of, the Transferor, the Administrator
                 or the Master Servicer................................... 31
SECTION 6.6   Limitation on Liability of Transferor, Master Servicer
                 and Others............................................... 32
SECTION 6.7   Transferor May Own Certificates or Notes.................... 33
SECTION 6.8   Master Servicer Not to Resign............................... 33

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                              ARTICLE VII

                           The Administrator

SECTION 7.1   Representations of the Administrator........................ 33
SECTION 7.2   Liability and Indemnities................................... 34
SECTION 7.3   Administrator Not to Resign................................. 36
SECTION 7.4   Additional Services......................................... 36


                              ARTICLE VIII

                                Default

SECTION 8.1   Master Servicer Default; Administrator Default.............. 36
SECTION 8.2   Appointment of Successor.................................... 38
SECTION 8.3   Notification to Noteholders and Certificateholders.......... 39
SECTION 8.4   Waiver of Past Defaults..................................... 39

                               ARTICLE IX

                              Termination

SECTION 9.1   Termination................................................. 40


                               ARTICLE X
                               [Reserved]


                               ARTICLE XI
                             Miscellaneous

SECTION 11.1  Amendment................................................... 42
SECTION 11.2  Protection of Interests in Trust............................ 43
SECTION 11.3  Notices..................................................... 44
SECTION 11.4  Assignment.................................................. 45
SECTION 11.5  Limitations on Rights of Others............................. 45
SECTION 11.6  Severability................................................ 45
SECTION 11.7  Separate Counterparts....................................... 45
SECTION 11.8  Headings.................................................... 45
SECTION 11.9  Governing .................................................. 45
SECTION 11.10 Assignment to Indenture Trustee............................. 45
SECTION 11.11 Nonpetition Covenants....................................... 45
SECTION 11.12 Limitation of Liability of Eligible Lender Trustee,
                 Indenture Trustee and Delaware Trustee................... 46

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APPENDIX A    Definitions and Usage

SCHEDULE A-1  Schedule of Financed Student Loans
SCHEDULE B    Location of Financed Student Loan Files

EXHIBIT A     Form of Noteholders' Statement
EXHIBIT B     Form of to Certificateholders' Statement
EXHIBIT C     Form of Administrator's Certificate
EXHIBIT D     Assignment for Financed Student Loans
EXHIBIT E     Transfer Agreement
EXHIBIT F     Officer's Certificate Required by Section 2.2(b)(viii)
                 of the Transfer  and Servicing Agreement


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         TRANSFER AND SERVICING AGREEMENT (the "Agreement") dated as of December
1, 1997, among CRESTAR STUDENT LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), CRESTAR BANK, a Virginia banking corporation (the "Transferor," the "Master Servicer" or the "Administrator" in such respective capacities), and STAR BANK, NATIONAL ASSOCIATION, a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

         WHEREAS the Issuer desires to acquire student loans originated or acquired by the Transferor in the ordinary course of business;

         WHEREAS the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer; and

         WHEREAS the Master Servicer and the Administrator are willing to service such student loans and undertake certain administrative functions with respect thereto; and

         WHEREAS the Issuer has authorized the issuance of its Notes; and

         WHEREAS the parties hereto are entering into this Transfer and Servicing Agreement in connection with such Notes.

         NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree, intending to be legally bound hereby, as follows:


                               ARTICLE I

                         Definitions and Usage

         Capitalized terms used but not defined herein are defined in Appendix A hereto, which also contains rules as to usage and construction that shall be applicable herein.


                               ARTICLE II

                  Conveyance of Financed Student Loans

         SECTION 2.1. Conveyance of Initial Financed Student Loans. (a) In consideration of the Issuer's delivery to or upon the order of the Transferor on the Closing Date of $222,231,660, the Transferor agrees to, and the Transferor does hereby, as evidenced by a duly executed written assignment in the form of

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Exhibit D, contribute, transfer, sell, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein):

                           (i) All right, title and interest in and to the
                  Financed Student Loans listed on Schedule A-1 to this Agreement (the "Initial Financed Student Loans") and all obligations of the Obligors thereunder, including all moneys paid thereunder (other than Interest Subsidy Payments and Special Allowance Payments payable to the Cut-off Date), and all written communications received by the Transferor with respect thereto and still retained by Transferor in accordance with its retention policies (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), on or after the Cut-off Date;

                           (ii) all right, title and interest in all funds on
                  deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon); and

                           (iii) the proceeds of any and all of the foregoing.

                  (b) On the Closing Date, the Transferor shall have delivered
         (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Initial Financed Student Loans and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel required by Section 11.2(i)(1).

         SECTION 2.2.  Conveyance of Subsequent Financed Student Loans.

                  (a) Subject to the conditions set forth in paragraph (b) below, the Transferor shall contribute, transfer, sell, assign, set over and otherwise convey to the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations herein), all right, title and interest in and to each Subsequent Financed Student Loan, and all obligations of the Obligors thereunder, including all moneys paid thereunder (other than Interest Subsidy Payments and Special Allowance Payments payable through the related Subsequent Cut-off Date), and all written communications received by the Transferor with respect thereto and still retained by the Transferor in

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         accordance with its retention policies (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearances), on and after the related Subsequent Cut-off Date, and the proceeds of any and all of the foregoing, in consideration of:

                           (i) the Indenture Trustee's transfer to the
                  Transferor on the related Subsequent Finance Date of the Subsequent Financing Purchase Price in immediately available funds to an account designated in writing by the Transferor to the Indenture Trustee, if the Transferor exercises its option pursuant to Section 2.3(a) hereof; and

                           (ii) the Eligible Lender Trustee's conveyance of
                  Financed Student Loans on the related Subsequent Finance Date to the Transferor pursuant to Section 2.3(b) hereof, if the Transferor exercises its option pursuant to Section 2.3(b).

                  (b) The Transferor shall transfer to the Issuer the Subsequent Financed Student Loans for a given Subsequent Finance Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Subsequent Finance Date:

                           (i) the Transferor shall have delivered to the
                  Eligible Lender Trustee and the Indenture Trustee a duly executed written assignment (including an acceptance by the Eligible Lender Trustee and the Indenture Trustee) in substantially the form of Exhibit E (each, a "Transfer Agreement"), which shall include supplements to Schedule A-1, listing such Subsequent Financed Student Loans;

                           (ii) the Transferor shall have delivered, at least
                  two days' prior to such Subsequent Finance Date, notice of such transfer to the Eligible Lender Trustee and the Indenture Trustee, with a copy to the Rating Agencies, including a listing of the aggregate principal balance of such Subsequent Financed Student Loans;

                           (iii) the Transferor shall, to the extent required by
                  Section 2.3, have deposited in the Collection Account all collections received in respect of the Subsequent Financed Student Loans after each applicable Subsequent Cut-off Date and all required Adjustment Payments;

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                           (iv) as of such Subsequent Finance Date, the
                  Transferor was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

                           (v) such transfer will not result in a material
                  adverse federal or State tax consequence to the Issuer relating to its tax classification or the Noteholders, considered as a whole, relating to a change in the characterization of the Notes;

                           (vi) no Event of Default shall have occurred and be
                  continuing as of such Subsequent Finance Date and no Master Servicer Default or Administrator Default shall have occurred and be continuing as of such Subsequent Finance
                  Date;

                           (vii) the Subsequent Finance Period shall not have
                  terminated;

                           (viii) the Transferor shall have delivered to the
                  Indenture Trustee and the Eligible Lender Trustee an Officers' Certificate in substantially the form of Exhibit F, confirming the satisfaction of each condition precedent specified in this paragraph (b);

                           (ix) the Transferor shall have taken any action
                  required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Financed Student Loans; and

                           (x) no selection procedures believed by the
                  Transferor to be adverse to the interests of the Certificateholders or the Noteholders shall have been utilized in selecting the Subsequent Financed Student Loans; provided, however, that the Transferor shall not incur any liability as a result of transferring Subsequent Financed Student Loans on any Subsequent Finance Date at a time when the condition set forth in clause (v) was not satisfied, if at the time of such transfer the Transferor was not aware of any fact that would reasonably suggest that such condition would not be satisfied as of such date.

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         In the case of a transfer of Financed Student Loans by the Eligible
         Lender Trustee pursuant to Section 2.3(b) hereof, upon the satisfaction of the conditions set forth in this Section 2.2 (b), the Eligible Lender Trustee shall execute and deliver to the Transferor an Assignment, substantially in the form of Annex B to the Transfer Agreement.

         SECTION 2.3. Purchase of Subsequent Financed Student Loans upon Order of the Transferor.

                  (a) During the Subsequent Finance Period, subject to the conditions set forth in Section 2.2(b) hereof, the Transferor may, at its option, transfer to the Eligible Lender Trustee on behalf of the Trust, Subsequent Financed Student Loans as described in this Section 2.3(a), and direct the Eligible Lender Trustee and the Indenture Trustee to apply Consolidation Prepayments on deposit in the Collection Account to pay the Subsequent Financing Purchase Price for such Subsequent Financed Student Loans. Subsequent Financed Student Loans that may be transferred by the Transferor pursuant to this Section 2.3(a) include:

                  (i) A Consolidation Loan or a HEAL Consolidation Loan being made by the Transferor, provided that in no event shall the aggregate amount of Subsequent Financed Student Loans that are Consolidation Loans or HEAL Consolidation Loans transferred into the Trust exceed $1,000,000; and

                  (ii) One or more Serial Loans owned by the Transferor that are serial (i.e., made to the same borrower under the same loan program and guaranteed by the same Guarantor or insured by the Department of HHS) to an existing Financed Student Loan owned by the Trust; provided that each such Subsequent Financed Student Loan entitles the holder thereof to receive interest based on the same interest rate index as the Financed Student Loan to which it is serial, and provided further, that in no event shall the aggregate amount of Subsequent Financed Student Loans that are Serial Loans transferred into the Trust exceed $750,000.

                  (b) During the Subsequent Finance Period, subject to the conditions set forth in Section 2.2(b) hereof, the Transferor may, at

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         its option, in lieu of depositing into the Collection Account the
         Purchase Amount of a Financed Student Loan pursuant to clause (y) of the second paragraph of Section 3.2 or clause (y) of the second paragraph of Section 4.5 hereof, transfer to the Eligible Lender Trustee on behalf of the Trust, a Subsequent Financed Student Loan which satisfies the following criteria: (A) the Subsequent Financed Student Loan was originated under the same loan program as the Financed Student Loan for which it is being exchanged and entitles the holder thereof to receive interest based on the same interest rate index as the Financed Student Loan for which it is being exchanged, (B) the Subsequent Financed Student Loan will not, at any level of such interest rate index, have an interest rate that is less than the Financed Student Loan for which it is being exchanged and (C) the average principal balance per Obligor of the Subsequent Financed Student Loans that are being transferred into the Trust on each Subsequent Finance Date and the existing Financed Student Loans for which they are being exchanged pursuant to this Section 2.3(b) is within 10% (plus or minus) of the average principal balance per Obligor of the Financed Student Loans being transferred to the Transferor on such Subsequent Finance Date.

                  (c) Upon receipt of written notice (or telephonic or facsimile notice promptly followed by written notice) from the Master Servicer by the Eligible Lender Trustee and the Indenture Trustee, the Eligible Lender Trustee will convey to the Master Servicer (or the Master Servicer's designee) the Financed Student Loans identified in such notice, which are to be transferred to a Guarantor or the Department of HHS in consideration of a related Guarantee Payment or Insurance Payment. Within one Business Day of its receipt of the related Guarantee Payment or Insurance Payment, the Master Servicer shall deposit, or cause to be deposited, into the Collection Account an amount equal to such Guarantee Payment or Insurance Payment, as payment of such conveyance.

                  (d) If on any Subsequent Finance Date the aggregate outstanding principal balance as of the related Subsequent Cut-off Date of all the Subsequent Financed Student Loans being exchanged on such Subsequent Finance Date pursuant to Section 2.3(b) is less than that of all the Financed Student Loans for which they are being exchanged, an amount equal to such difference (the "Adjustment Payments") shall be deposited by the Transferor into the Collection Account on the related Subsequent Finance Date.

                  (e) If on any Subsequent Finance Date the aggregate outstanding principal balance as of the related Subsequent Cut-off Date of all the Subsequent Financed Student Loans being exchanged on such Subsequent Finance Date pursuant to Section 2.3(b) is greater than that of all the Financed Student Loans for which they are being exchanged, upon written request of the Transferor an amount up to the amount of such excess (the "Issuer 2.3(b) Payments") shall be remitted by the Indenture Trustee to the Transferor from Consolidation Prepayments on deposit in the Collection Account.

         SECTION 2.4. Security Agreement. Although it is the intent of the parties to this Agreement that the conveyance of the Transferor's right, title and interest in and to the Financed Student Loans pursuant to this Agreement or any Transfer Agreement shall constitute a contribution and transfer and not a loan, if such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Transferor shall be deemed to have Granted to the Eligible Lender Trustee, on behalf of the Issuer, a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Financed Student Loans and the proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. It is the further intent of the parties to this Agreement that if the Trust is disregarded for whatever reason or purpose, the Transferor's foregoing Grant of a first priority perfected security interest shall be deemed to be directly to, and for the direct benefit of, the Indenture Trustee.

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                              ARTICLE III

                       The Financed Student Loans

         SECTION 3.1. Representations, Warranties and Agreements of Transferor with Respect to the Financed Student Loans. The Transferor hereby makes the following representations and warranties as to the Financed Student Loans on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) such Financed Student Loans. Such representations and warranties speak as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Finance Dates in the case of the Subsequent Financed Student Loans, but shall survive the contribution, transfer and assignment of such Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                           (i) Characteristics of Financed Student Loans. Each
                  Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto, (B) was originated or acquired by the Transferor in the ordinary course of its business, and (C) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortize the principal amount of such Financed Student Loan by its maturity and yields interest at the rate applicable thereto (except as otherwise provided in Section 4.14), as such maturity may be modified in accordance with any applicable deferment or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act, the HEAL Act, the HEAL Insurance Contract or any Guarantee Agreement. Each Financed Student Loan that is a Stafford Loan

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                  qualifies the holder thereof (assuming such holder is an
                  eligible lender under the Higher Education Act and has a guarantee agreement with the applicable Guarantor of such loan) to receive Interest Subsidy Payments and Special Allowance Payments from the Department of Education. Each Financed Student Loan that is a Consolidation Loan, a PLUS Loan, a SLS Loan or an Unsubsidized Stafford Loan qualifies the holder thereof (assuming such holder is an eligible lender under the Higher Education Act and has a guarantee agreement with the applicable Guarantor of such loan) to receive Special Allowance Payments from the Department of Education to the extent applicable. Each Financed FFELP Loan qualifies the holder thereof (assuming such holder is an eligible lender under the Higher Education Act and has a guarantee agreement with the applicable Guarantor of such loan) to receive Guarantee Payments from the applicable Guarantor in accordance with the applicable Guarantee Agreement. Each Financed HEAL Loan qualifies the holder thereof (assuming such holder is an eligible lender under the HEAL Act and has an insurance contract with the Secretary of HHS) to receive Insurance Payments from the Department of HHS in accordance with the HEAL Insurance Contract. At all times prior to the transfer of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer under this Agreement, the Transferor and each predecessor originator or holder of the Financed Student Loans (a) with respect to each Financed FFELP Loan was an eligible lender under the Higher Education Act and had a guarantee agreement with the applicable Guarantor of such loan, and (b) with respect to each Financed HEAL Loan was an eligible lender under the HEAL Act and had an insurance contract with the Secretary of HHS.

                           (ii) Schedule of Financed Student Loans. The
                  information concerning the Financed Student Loans set forth in Schedule A-1 to this Agreement and Schedule A of the related Transfer Agreement is true and correct in all material respects as of the close of business on the Cut-off Date (with respect to Schedule A-1 to this Agreement) or each applicable Subsequent Cut-off Date (with respect thereto), as applicable. The computer tape or electronic data transmission regarding the Initial Financed Student Loans is true and correct in all material respects as of the Cut-off Date and each computer tape or electronic data transmission regarding the Subsequent Student Loans will be true and correct in all material respects as of the related Subsequent Cut-off Date.

                           (iii) Compliance with Law. Except with respect to any
                  VELA Service Errors that have been waived by the Department of Education and the applicable Guarantor, at the time each

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                  Financed Student Loan was originated or made and at the
                  execution of this Agreement or the applicable Transfer Agreement, as the case may be, each Financed Student Loan complied or complies, and the Transferor and its agents, with respect to each such Financed Student Loan, have at all times complied, in all material respects with all requirements of applicable federal, State and local laws and regulations thereunder, including the Higher Education Act with respect to FFELP Loans, the HEAL Act with respect to HEAL Loans, the Equal Credit Opportunity Act, the Federal Reserve Board's Regulation B and other applicable consumer credit laws and equal credit opportunity laws.

                           (iv) Binding Obligation. Each Financed Student Loan
                  represents the genuine, legal, valid and binding payment obligation in writing of the related borrower, enforceable by or on behalf of the holder thereof against such borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally and subject to general principles of equity and no Financed Student Loan has been satisfied, subordinated or rescinded.

                           (v) No Defenses. No right of rescission, setoff,
                  counterclaim or defense has been asserted or, to the Transferor's knowledge, threatened with respect to any Financed Student Loan.

                           (vi) No Default. No Initial Financed Student Loan has
                  a payment that is more than 90 days overdue as of the Cut-off Date, and no Subsequent Financed Student Loan will have a payment that is more than 90 days overdue as of its related Subsequent Cut-off Date, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults and other circumstances creating a delinquency continuing for a period of not more than 90 days, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; and the Transferor has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents.

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                           (vii) Title. It is the intention of the Transferor
                  that the transfer and assignment herein contemplated constitutes a contribution of the Financed Student Loans from the Transferor to the Eligible Lender Trustee on behalf of the Issuer and the beneficial interest in and title to such Financed Student Loans shall not be part of the debtor's estate in the event of the appointment of a receiver with respect to the Transferor. No Financed Student Loan has been transferred, assigned or pledged by the Transferor to any Person other than the Eligible Lender Trustee on behalf of the Issuer or any such assignment or pledge has been released. Immediately prior to the transfer and assignment herein contemplated, the Transferor had good title to each Financed Student Loan, free and clear of all Liens and, immediately upon the transfer thereof, the Eligible Lender Trustee on behalf of the Issuer shall have good title to each such Financed Student Loan, free and clear of all Liens, and the transfer to the Indenture Trustee, shall have been perfected under the UCC. No Financed Student Loan was subject to a third party's right of first refusal to the transfers from the Transferor provided for herein, and the transfer of the Financed Student Loans as contemplated hereby will not violate in any material respect the terms of any Subservicing Agreement or any other material agreement or arrangement to which the Master Servicer is a party.

                           (viii) Lawful Assignment. No Financed Student Loan
                  has been originated in, or is subject to the laws of, any jurisdiction under which the contribution, transfer and assignment of such Financed Student Loan under this Agreement or any Transfer Agreement is unlawful, void or voidable.

                           (ix) All Filings Made. All filings (including UCC
                  filings) necessary in any jurisdiction to give the Issuer a first perfected security interest in the Financed Student Loans (if, despite the express intention of the parties hereto, the transfer of the Financed Student Loans is deemed a loan), and to give the Indenture Trustee a first perfected security interest therein, shall have been made or have been delivered for filing.

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                           (x) One Original. To the best knowledge of the
                  Transferor, there is only one original executed copy of each promissory note evidencing a Financed Student Loan.

                           (xi) Principal Balance. The aggregate principal
                  balance of the Initial Financed Student Loans set forth on Schedule A-1 as of the Cut-off Date is $211,956,796. Additionally, as of the Cut-off Date, the accrued interest on the Initial Financed Student Loans set forth on Schedule A-1 other than with respect to Interest Subsidy Payments and Special Allowance Payments is $7,416,340.

                           (xii) Interest Rate. Except with respect to TP Loans
                  (as permitted by Section 4.14 hereof), each Financed FFELP Loan included in the Initial Financed Student Loans bears interest at the "applicable interest rate" permitted for such loan under the Higher Education Act. The Financed HEAL Loans included in the Initial Financed Student Loans bear interest, calculated on a variable rate basis, that varies every calendar quarter throughout the life of the loan. Under the HEAL Act, for each calendar quarter, the Department of HHS determines the general maximum annual HEAL interest rate by
                  (i) determining the average of the bond equivalent rates reported for the 91-day U.S. Treasury bills auctioned for the preceding calendar quarter, (ii) adding 3 percentage points, and (iii) rounding that figure to the next higher one-eighth of one percent. Notwithstanding these general rates, however, with respect to the Financed HEAL Loans included in the Initial Financed Student Loans, the maximum amount under clause (ii) of the preceding sentence is 2.70 percentage points during the repayment periods, and 1.50 percentage points (for loans disbursed from October 1, 1991 through September 30, 1992) or 2.00 percentage points (for loans disbursed on or after October 1, 1992) during in-school periods, grace periods and deferment periods. As of the Cut-off Date, of the Financed HEAL Loans included in the Initial Financed Student Loans, $5,889,615 aggregate principal amount bears interest at the rate of 6.75% per annum (applying

                  1.50 percentage points), $10,829,651 aggregate principal amount bears interest at the rate of 7.25% per annum (applying
                  2.00 percentage points), and $2,322,278 aggregate principal amount bears interest at the rate of 8.00% per annum (applying
                  2.70 percentage points).

                           (xiii) Interest Accruing. Each Financed Student Loan
                  is accruing interest (whether or not such interest is being paid currently, by the Obligor or is being capitalized), except as otherwise expressly permitted by the Basic Documents.

         SECTION 3.2. Repurchase upon Breach; Reimbursement. The Transferor, the Master Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of the representations and warranties of the Transferor made pursuant to Sections 3.1 and 6.1 hereof. Unless any such breach shall have been cured within 120 days following the discovery thereof by the Transferor or receipt by the Transferor of written notice from the Eligible Lender Trustee or the Master Servicer of such breach, the Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by any such breach shall be retransferred, reassigned, resetover and otherwise reconveyed to the Transferor (a "repurchase") as of the first day succeeding the end of such 120-day period that is the last day of a Collection Period; provided that it is understood that any such breach (other than a breach of Section 3.1(vii)) that has not resulted in the failure of a Guarantee Agency to make a Guarantee Payment or the Department of HHS to make an Insurance Payment to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose; and provided further, however, that in the case of any representation or warranty the breach of which may be cured by reinstatement of the Guarantor's obligation to guarantee payment or the Department of HHS's obligation to insure payment, such cure period shall be 360 days (instead of 120 days), in each case following the earlier of the date on which such breach is discovered by the Transferor and the date of the Servicer's receipt of the Guarantor or Department of HHS reject transmittal form with respect to such Financed Student Loan. Notwithstanding the foregoing, if as of the last day of any Collection Period the aggregate principal amount of Financed Student Loans with respect to which claims have been filed with and rejected by a Guarantor or the Department of HHS as a result of a breach of a representation or warranty of the Transferor in Sections 3.1 or
Section 6.1 hereof or a breach of the obligations of the Master Servicer under

Sections 4.1 through 4.4 hereof or with respect to which the Master Servicer determines that claims cannot be filed pursuant to the Higher Education Act or the HEAL Act, as the case may be, as a result of such a breach exceeds the lesser of $250,000 or 0.25% of the Pool Balance as of such date, the Transferor shall repurchase within 120 days of a written request by the Eligible Lender Trustee or the Indenture Trustee, affected Financed Student Loans in an aggregate principal amount such that after such repurchases (or purchases by the Master Servicer pursuant to Section 4.5 hereof) the aggregate principal amount of affected Financed Student Loans is equal to or less than the lesser of $250,000 or 0.25% of the Pool Balance. The Financed Student Loans to be repurchased by the Transferor pursuant to the preceding sentence (or by the Master Servicer pursuant to Section 4.5 hereof) will be based on the date of claim rejection, with the Financed Student Loans with the earliest such dates to be repurchased or purchased first. In consideration of and simultaneously with the repurchase of the Financed Student Loan, the Transferor shall remit the Purchase Amount, in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by the Transferor in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File and, if applicable, the related Additional Financed HEAL Loan File will thereafter belong to the Transferor.

         In addition, if any such breach does not trigger such a repurchase obligation but does result in (i) the refusal by the Department of HHS to insure the applicable portion of the accrued interest with respect to any Financed HEAL Loan, or (ii) the refusal by a Guarantor to guarantee the applicable portion of the accrued interest, or the loss of (including any obligation of the Issuer to repay to the Department of Education) certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed FFELP Loan, then, unless such breach, if curable, is cured within 120 days following the discovery thereof by the Transferor or receipt by the Transferor of written notice from the Eligible Lender Trustee, the Transferor shall, at its option, either (y) repurchase such Financed Student Loan (but only if an actual failure to pay any such amount to the Eligible Lender Trustee occurs or the Eligible Lender is required to repay such an amount which has been previously paid) at the applicable Purchase Amount, including, by transferring to the Eligible Lender Trustee a Subsequent Financed Student Loan pursuant to Section 2.3(b) hereof in lieu of depositing into the Collection Account all or a portion of the Purchase Amount (equal to the Subsequent Financing Purchase Price of such Subsequent

Financed Student Loan as of the Subsequent Finance Date) or (z) reimburse the Issuer by remitting an amount equal to the sum of all amounts that would have been payable if not for such breach in the manner specified in Section 5.4 not later than the last day of the Collection Period in which such 120th day occurs (or, to the extent that all or a portion of such amount is not otherwise due and payable as of such date, that portion shall be remitted to the Collection Account on the last day of the Collection Period during which such amount would otherwise be due and payable).

         The sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the representations and warranties of the Transferor pursuant to Sections 3.1 and 6.1 hereof and the agreement contained in this Section 3.2 shall be to require the Transferor to repurchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section 3.2, subject to the conditions contained herein. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 3.2.

         SECTION 3.3. Custody of Financed Student Loan Files. To assure uniform quality in servicing the Financed Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Master Servicer as custodian of the following documents or instruments with respect to each Financed Student Loan (such documents are referred to collectively as the "Financed Student Loan File"):

                  (a) the original fully executed copy of the note evidencing the Financed FFELP Loan (which may be included in the application) unless such note is in the custody of a Guarantor;

                  (b) the original loan application fully executed by the related borrower (which may be included in the note evidencing a Financed FFELP Loan); and

                  (c) any and all other documents and computerized records that any of the Master Servicer, the Administrator or the Transferor shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

         Notwithstanding the foregoing, each Subcustodian appointed pursuant to
Section 3.8 who enters into a Subservicing Agreement may act as a custodian of the Related Financed Student Loan Files. The custodian for the original fully executed copy of the note evidencing a Financed HEAL Loan (which may be included in the application) and the original loan application for a Financed HEAL Loan fully executed by the related borrower (if included in the note evidencing a Financed HEAL Loan) (the "Additional Financed HEAL Loan File") shall be selected by the Indenture Trustee at the request of the Issuer, however, such custodian shall not be the Master Servicer and such custodian shall not hold such documents pursuant to this Transfer and Servicing Agreement.

         SECTION 3.4.  Duties of Master Servicer as Custodian.

                  (a) Safekeeping. The Master Servicer, as custodian, shall hold or cause one or more Subcustodians appointed pursuant to Section 3.8, to (i) hold the Financed Student Loan Files for the benefit of the Issuer, and (ii) maintain such accurate and complete accounts, records and computer systems pertaining to each Financed Student Loan File as shall enable the Issuer to comply with this Agreement and the other Basic Documents. In performing its duties as custodian, the Master Servicer shall act with reasonable care and shall ensure that it complies in all material respects with all applicable federal and State laws, including the Higher Education Act and the HEAL Act, with respect thereto. The Master Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

                  (b) Maintenance of and Access to Records. The Master Servicer shall cause each Subcustodian to maintain the Related Financed Student Loan Files at the office specified opposite such Subcustodian's name in Schedule B or shall cause the Financed Student Loan Files to be maintained at such other offices as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 60 days after any change in location. Upon reasonable prior notice, the Master Servicer shall make available, or cause each Subcustodian to make available, to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors (i) a list of locations of the Financed Student Loan Files and (ii) the related accounts, records and computer systems at the locations identified in the list provided pursuant to clause (i) of this Section 3.4(b) and at such times which are in accordance with the applicable Subservicing Agreements.

         SECTION 3.5. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions with respect to the Financed Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

         SECTION 3.6.  Custodian's Indemnification.

                  (a) The Master Servicer shall pay from its own funds for any Indemnifiable Expense that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee or any of their officers, directors, employees and agents to the extent such Indemnifiable Expense results from the Master Servicer's failure to perform its duties as specified in this
         Article III where the final determination that any such improper act or omission by the Master Servicer or any Subcustodian resulted in such Indemnifiable Expense is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer; provided, however, that the Master Servicer shall not be liable to the Eligible Lender Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Eligible Lender Trustee and the Master Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. This provision shall not be construed to limit the Master Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement; provided, however, the Master Servicer shall not be liable for any such Indemnifiable Expense imposed upon such Person to the extent that they arise out of or result from such Person's negligence, willful malfeasance or bad faith or a breach of the representations and warranties of such Person in this Agreement. Notwithstanding anything to the contrary contained in this Article III, in no event shall the Master Servicer be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Master Servicer has been advised of the possibility of such damages.

                  (b) Promptly after receipt by an indemnified party under this
         Section 3.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3.6, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 3.6, except to the extent the indemnifying party is materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 3.6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  The indemnified party will not, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in which indemnification may be sought hereunder.

         SECTION 3.7. Effective Period and Termination. The Master Servicer's appointment as custodian of the Financed Student Loan Files shall become effective as of the Closing Date and shall continue in full force and effect for so long as the Master Servicer shall remain the Master Servicer hereunder. If the Master Servicer or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of the Master Servicer or any such successor Master Servicer shall have been terminated under Section 8.1 of this Agreement, the appointment of the Master Servicer or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such termination. As soon as practicable on or after any termination of such appointment (and in any event within (i) 10 Business Days, with respect to that portion of the Financed Student Loan Files consisting of electronic records and information that is reasonably available and deliverable within 10 Business Days, and (ii) 30 Business Days, with respect to the remaining portion of the Financed Student Loan Files), the Master Servicer shall deliver, to the extent in its possession, the Financed Student Loan Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.

         SECTION 3.8.  Appointment of Subcustodian.

                  (a) The Master Servicer may at any time appoint one or more Servicers to act as a subcustodian (each a "Subcustodian") of the Financed Student Loan Files of the Financed Student Loans being serviced by such Servicer (the "Related Financed Student Loan Files") to perform all or any portion of its obligations as custodian hereunder; provided, however, that the Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the custodial services with respect to the Financed Student Loan Files in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Subcustodian and to the same extent and under the same terms and conditions as if the Master Servicer alone were performing the custodial services. The fees and expenses of the Subcustodian shall be as agreed between the Master Servicer and its Subcustodian from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Delaware Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor.

                  (b) The appointment of a Subcustodian by the Master Servicer shall become effective as of the date specified in the related Subservicing Agreement and shall continue in full force and effect with respect to each such Subcustodian and its Related Financed Student Loan Files for so long as such Subcustodian is a Servicer of the Financed Student Loans relating to such Financed Student Loan Files. As soon as practicable following the occurrence of an event of default as to which the Master Servicer is aware or has received notice of that is continuing under a Subservicing Agreement, the Master Servicer shall cause each applicable Subcustodian to deliver the Financed Student Loan Files held by it as directed by the Master Servicer.

         SECTION 3.9. Compliance by the Eligible Lender Trustee with Insurance Agreements with the Secretary of HHS. Pursuant to paragraph 5 of the Comprehensive Insurance Contract Health Education Assistance Loan Program, between PHEAA and the Secretary of HHS, dated October 1, 1992 (as amended, the "1992 Insurance Agreement"), paragraph 4 of the Comprehensive Insurance Contract Health Education Assistance Loan Program, between PHEAA and the Secretary of HHS, dated October 1, 1993 (as amended, the "1993 Insurance Agreement"), and Paragraph 6 of the Secondary Market Insurance Contract Health Education Assistance Loan Program, between the Transferor and the Secretary of HHS, dated September 27, 1996 (the "1996 Insurance Agreement"), the Eligible Lender Trustee agrees to comply, as if it were the lender, with the procedures set forth, respectively, in paragraph 3 of the 1992 Insurance Agreement, paragraphs 1 and 2 of the 1993 Insurance Agreement and paragraph 6 of the 1996 Insurance Agreement.



                               ARTICLE IV

         Administration and Servicing of Financed Student Loans

         SECTION 4.1. Duties of Master Servicer. The Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Financed Student Loans with reasonable care. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans (other than collection of any Interest Subsidy Payments and Special Allowance Payments, which the Eligible Lender Trustee will perform on behalf of the Trust) in accordance in all material respects with all applicable federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement with respect to the Financed FFELP Loans and of the HEAL Act and the HEAL Insurance Contract with respect to the Financed HEAL Loans, the failure to comply with which would adversely affect the eligibility of one or more of the Financed FFELP Loans for Interest Subsidy Payments, Special Allowance Payments or Guarantee Payments or the eligibility of one or more of the Financed HEAL Loans for Insurance Payments or would have a material adverse effect on the Certificateholders or the Noteholders.

         The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending bills or payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 4.2, the Master Servicer shall follow customary standards, policies and procedures in performing its duties as Master Servicer. Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; provided, however, that the Master Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee or (b) except as otherwise provided in Section 4.14, reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable deferment or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans; provided further, however, that the Master Servicer shall not agree to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except as otherwise permitted in accordance with applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement with respect to the Financed FFELP Loans and by the HEAL Act and the HEAL Insurance Contract with respect to the Financed HEAL Loans. Notwithstanding the foregoing, the Master Servicer may, in its sole discretion, without having to obtain the consent or approval of any other party, (i) not collect late charges that may be due on Financed Student Loans, and (ii) waive remaining amounts owing under a Financed Student Loan up to and including $250.00. The Master Servicer also shall be responsible for advising the Eligible Lender Trustee and the Indenture Trustee of any action required to be taken to maintain each such Guarantee Agreement and the HEAL Insurance Contract. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Master

Servicer to sign endorsements of the notes relating to the Financed Student Loans on behalf of the Eligible Lender Trustee in connection with conveyances pursuant to Section 2.3 hereof and to maintain any and all collection procedures with respect to the Financed Student Loans, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and the Department of HHS for Insurance Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Master Servicer or the Administrator furnish the Master Servicer or the Administrator with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer or the Administrator to carry out its servicing and administrative duties hereunder.

         SECTION 4.2.  Collection of Financed Student Loan Payments.

                  (a) The Master Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement with respect to Financed FFELP Loans and under the HEAL Act and the HEAL Insurance Contract with respect to Financed HEAL Loans) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due. The Master Servicer may in its discretion waive any late payment charge or any other fees in addition to any fee or waiver permitted under Section 4.1 that may be collected in the ordinary course of servicing a Financed Student Loan.

                  (b) The Master Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements and all Insurance Payments from the Department of HHS pursuant to the HEAL Insurance Contract with respect to any of the Financed Student Loans as and when the same shall become due and payable, and shall comply in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. In connection therewith, the Master Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed FFELP Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement and to the Department of HHS the note and the related Financed Student Loan File representing any Financed HEAL Loan in connection with submitting a claim to the Department of HHS for an Insurance Payment in accordance with the terms of the HEAL Insurance Contract whereupon the Lien of the Indenture Trustee relating to such Financed Student Loan shall be released without any further action of any kind.

                  (c) The Eligible Lender Trustee shall, with the assistance of the Master Servicer and on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department of Education with respect to any of the Financed FFELP Loans as and when the same shall become due and payable, shall comply in all material respects with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments. All amounts so collected by the Eligible Lender Trustee shall constitute Available Funds for the applicable Collection Period or Collection Periods and shall be deposited into the Collection Account in accordance with Section 5.4. In connection therewith, the Master Servicer shall prepare and file with the Department of Education on a timely basis all claims, forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department of Education. The Eligible Lender Trustee shall, upon the written request of the Master Servicer, furnish the Master Servicer with any power of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to prepare and file such claims, forms and other documents and filings.

                  (d) The Eligible Lender Trustee may permit trusts, other than the Trust, established by the Transferor to securitize student loans to use the Department of Education and the Department of HHS lender identification numbers applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the

         Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department of Education, any Guarantor or the Department of HHS to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, consolidation fees) owing to the Department of Education, any Guarantor or the Department of HHS from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department of Education, any Guarantor or the Department of HHS with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Master Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Trust. Any amounts assessed against payments due from the Department of Education, any Guarantor or the Department of HHS to the Trust as a result of amounts owing to the Department of Education, any Guarantor or the Department of HHS to the Trust from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Master Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

         SECTION 4.3. Realization upon Financed Student Loans. For the benefit of the Issuer, the Master Servicer shall use reasonable efforts consistent with customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement with respect to the Financed FFELP Loans and under the HEAL Act and the HEAL Insurance Contract with respect to the Financed HEAL Loans in its servicing of any delinquent Financed Student Loans.

         SECTION 4.4. No Impairment. The Master Servicer shall not impair in any material respect the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or the Noteholders in the Financed Student Loans, in any Guaranty Agreement or in the HEAL Insurance Contract.

         SECTION 4.5. Purchase of Financed Student Loans; Reimbursement. The Master Servicer or the Eligible Lender Trustee, as the case may be, shall inform the other parties to this Agreement and the Indenture Trustee promptly, in writing, upon the discovery of any breach of an obligation under Section 4.1, 4.2, 4.3 or 4.4 hereof. Unless any such breach shall have been cured within 120 days following the discovery thereof by the Master Servicer or receipt by the Master Servicer of written notice from the Eligible Lender Trustee of such breach, the Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by any such breach shall be transferred, assigned, setover and otherwise conveyed to the Master Servicer (a "purchase") as of the first day succeeding the end of such 120-day period that is the last day of a Collection Period; provided that it is understood that any such breach that has not resulted in the failure of a Guarantee Agency to make a Guarantee Payment or the Department of HHS to make an Insurance Payment to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose; and provided further, however, that in the case of any obligation the breach of which may be cured by reinstatement of the Guarantor's obligation to guarantee payment or the Department of HHS's obligation to insure payment, such cure period shall be 360 days (instead of 120 days), in each case following the earlier of the date on which such breach is discovered by the Master Servicer and the date of the Servicer's receipt of the Guarantor or Department of HHS reject transmittal form with respect to such Financed Student Loan. Notwithstanding the foregoing, if as of the last day of any Collection Period the aggregate principal amount of Financed Student Loans with respect to which claims have been filed with and rejected by a Guarantor or the Department of HHS as a result of a breach of a representation or warranty of the Transferor in Sections 3.1 or Section 6.1 hereof or a breach of the obligations of the Master Servicer under Sections 4.1 through 4.4 hereof or with respect to which the Master Servicer determines that claims cannot be filed pursuant to the Higher Education Act or the HEAL Act, as the case may be, as a result of such a breach exceeds the lesser of $250,000 or 0.25% of the Pool Balance as of such date, the Master Servicer shall purchase (or Transferor shall repurchase pursuant to Section 3.2 hereof) within 120 days of a written request by the Eligible Lender Trustee or the Indenture Trustee, affected Financed Student Loans in an aggregate principal amount such that after such purchases or repurchases the aggregate principal amount of affected Financed Student Loans is equal to or less than the lesser of $250,000 or 0.25% of the Pool Balance. The Financed Student Loans to be purchased by the Master Servicer pursuant to the preceding sentence (or repurchased by the Transferor pursuant to Section 3.2 hereof) will be based on the date of claim rejection, with the Financed Student Loans with the earliest such dates to be purchased or repurchased first. In consideration of and simultaneously with the purchase of the Financed Student Loan, the Master Servicer shall remit the Purchase Amount, in the manner specified in Section 5.4, and the Issuer shall execute such assignments and other documents reasonably requested by the Master Servicer in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Financed Student Loan File and, if applicable, the related Additional Financed HEAL Loan File will thereafter belong to the Master Servicer.

         In addition, if any such breach does not trigger such a purchase obligation but does result in (i) the refusal by the Department of HHS to insure the applicable portion of the accrued interest with respect to any Financed HEAL Loan, or (ii) the refusal by a Guarantor to guarantee the applicable portion of the accrued interest, or the loss of (including any obligation of the Issuer to repay to the Department of Education) certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed FFELP Loan, then, unless such breach, if curable, is cured within 120 days following the discovery thereof by the Master Servicer or receipt by the Master Servicer of written notice from the Eligible Lender Trustee, the Master Servicer shall, at its option, either (y) purchase such Financed Student Loan (but only if an actual failure to pay any such amount to the Eligible Lender Trustee occurs or the Eligible Lender is required to repay such an amount which has been previously paid) at the applicable Purchase Amount, including (if the Transferor is the Master Servicer at the time of such purchase) by transferring to the Eligible Lender Trustee a Subsequent Financed Student Loan pursuant to Section 2.3(b) hereof in lieu of depositing into the Collection Account all or a portion of the Purchase Amount (equal to the Subsequent Financing Purchase Price of such Subsequent Financed Student Loan as of the Subsequent Finance Date) or (z) reimburse the Issuer by remitting an amount equal to the sum of all amounts that would have been payable if not for such breach in the manner specified in
Section 5.4 not later than the last day of the Collection Period in which such 120th day occurs (or, to the extent that all or a portion of such amount is not otherwise due and payable as of such date, that portion shall be remitted to the Collection Account on the last day of the Collection Period during which such amount would otherwise be due and payable).

         The sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach of the obligations of the Master Servicer under Sections 4.1 through 4.4 hereof and the agreement contained in this Section 4.5 shall be to require the Master Servicer to purchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section 4.5, subject to the conditions contained herein. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 4.5.

         SECTION 4.6.  Servicing  Fee. For its  services  hereunder,  the Master
Servicer shall be entitled to receive the Servicing Fee in the manner set forth in Section 5.5.

         SECTION 4.7.  Administrator's Certificate.

                  (a) On each Distribution Determination Date, the Administrator shall deliver to the Indenture Trustee and the Eligible Lender Trustee in writing the applicable Noteholders' Interest Distribution Amount, the Noteholders Principal Distribution Amount and all amounts to be paid to Certificateholders on the related Distribution Date. On each Distribution Determination Date relating to a Quarterly Distribution Date, the Administrator also shall deliver to the Indenture Trustee and the Eligible Lender Trustee in writing the estimated Transaction Fees (separately and in the aggregate) for the calendar quarter in which such Quarterly Distribution Date occurs. Two Business Days prior to the 25th day of each month, the Administrator will advise the Indenture Trustee and the Eligible Lender Trustee in writing of the Consolidation Loan Fees for the preceding calendar month.

                  (b) On each Distribution Determination Date, the Administrator also shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Transferor (if the Transferor is not also the Administrator), an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections
         5.5 and 5.6, if applicable, for the upcoming Distribution Date. Financed Student Loans to be repurchased by the Transferor or purchased by the Master Servicer (whether pursuant to Section 2.3(b), 3.2 or

         4.5), or acquired by any Guarantor or by the Department of HHS shall be identified by the Administrator by borrower social security number with respect to such Financed Student Loan (as specified in Schedule A-1).

                  (c) On or before each Distribution Determination Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and the Transferor (if the Transferor is not also the Administrator), the Administrator's Certificate substantially in the form of Exhibit C setting forth by component the Available Funds for the immediately preceding Collection Period (or the three preceding Collection Periods if the Class A Notes are no longer Outstanding).

         SECTION 4.8.  Annual Statement as to Compliance; Notice of Default.

                  (a) Each of the Master Servicer and the Administrator shall deliver to the Transferor, the Eligible Lender Trustee and the Indenture Trustee, on or before April 30 of each year beginning April 30, 1999, an Officer's Certificate of the Master Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Master Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31,
         1998) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer or the Administrator, as the case may be, has fulfilled in all material respects all its obligations under this Agreement and the Administration Agreement, respectively, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Eligible Lender Trustee shall send a copy of each such Officers' Certificate and each report referred to in Section 4.9 to the Rating Agencies. A copy of each such Officers' Certificate and each report referred to in Section 4.9 may be obtained by any Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is a Noteholder or Note Owner. Pursuant to the Indenture, upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

                  (b) The Master Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Transferor and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Default under Section 8.1(a).

                  (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 8.1(b) (l), (2) or (3).

         SECTION 4.9. Annual Independent Certified Public Accountants' Report or Reports. Each of the Master Servicer and the Administrator shall cause KPMG Peat Marwick LLP, or any other nationally recognized firm of independent certified public accountants, to deliver to the Transferor, which may also render its services to the Master Servicer and the Administrator, the Eligible Lender Trustee, the Indenture Trustee and any Servicer on or before April 30 of each year beginning April 30, 1999 one or more reports addressed to the Master Servicer and to the Transferor, the Eligible Lender Trustee and the Indenture Trustee, to the effect that such accountants have relied upon the assertions by the Master Servicer's and Administrator's management about the Master Servicer's and Administrator's compliance with Sections 3.3, 3.4, 4.1, 4.2, 4.3, 4.4, 4.6, 4.7, 5.2, 5.5, 5.6, 5.7 and 5.8 of the Transfer and Servicing Agreement and Sections 1(B), 1(D), 1(G), 1(U), 2 and 3 of the Administration Agreement during the preceding calendar year (or, in the case of the first such report(s), during the period from the Closing Date to December 31, 1998) and in any such accountant's opinion(s), such assertions are fairly stated in all material respects, except for (i) such exceptions as any such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report(s). If any such firm requires the Indenture Trustee or the Eligible Lender Trustee to agree to the procedures performed by such firm, the Master Servicer shall direct the Indenture Trustee or the Eligible Lender Trustee in writing to so agree; it being understood and agreed that the Indenture Trustee or the Eligible Lender Trustee, as applicable, will deliver such letter of agreement in conclusive reliance upon the direction of the Master Servicer, and the Indenture Trustee and the Eligible Lender Trustee make no independent inquiry or investigation as to and shall have no obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

         Such report(s) will also indicate that the firm is independent of the Master Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 4.10. Access to Certain Documentation and Information Regarding Financed Student Loans. Upon reasonable prior notice, the Master Servicer shall, or shall cause each Servicer to, provide access to the Financed Student Loan Files and the related accounts, records and computer systems maintained by the Master Servicer or such Servicer, as the case may be, to (i) the Eligible Lender Trustee and (ii) the Indenture Trustee and their respective duly authorized representatives, attorneys or auditors; provided, however, that, except as otherwise set forth in Section 11.18 of the Indenture, agreed to by the Master Servicer or required by law, (A) such Persons shall maintain the confidentiality of the information in such Financed Student Loan Files and the related accounts, records and computer systems and not use any of such information for any purpose except in connection with performing their obligations as Eligible Lender Trustee or Indenture Trustee, and (B) access to the computer systems shall be limited to obtaining, and only to the extent necessary to obtain, information relating to the Financed Student Loans for purposes of performing their obligations as Eligible Lender Trustee or Indenture Trustee. Access shall be afforded without charge (except that the reasonable cost of photocopying shall be borne by the party requesting copies), but only upon reasonable request and during the normal business hours at the respective offices of the applicable Servicer. Nothing in this Section shall affect the obligation of the Master Servicer (or a Servicer) to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide (or cause each Servicer to provide) access to information as a result of such obligation shall not constitute a breach of this Section.

         SECTION 4.11. Master Servicer and Administrator Expenses. The Master Servicer and the Administrator shall be severally required to pay all expenses incurred by them in connection with their respective activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator, the Noteholders and the Eligible Lender Trustee, as the case may be.

         SECTION 4.12.  Appointment of Servicer.

                  (a) The Master Servicer may at any time appoint a Servicer to perform all or any portion of its obligations as Master Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided further, that the Master Servicer shall remain obligated and be liable to the Issuer, the

         Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of each Servicer shall be as agreed between the Master Servicer and such Servicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Certificateholders and the Noteholders shall have any responsibility therefor. Notwithstanding the foregoing, PHEAA shall be deemed an approved Servicer for all purposes hereunder.

                  (b) The Master Servicer may at any time appoint one or more of its Affiliates to perform all or any portion of its obligations hereunder; provided, however, that the Master Servicer shall remain obligated and liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Affiliate and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of each such Affiliate shall be as agreed between the Master Servicer and such Affiliate from time to time and none of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Certificateholders and the Noteholders shall have any responsibility therefor.

         SECTION 4.13. Subservicing Agreements. The Master Servicer hereby represents and warrants that: (i) as of the Closing Date it has entered into a Subservicing Agreement with PHEAA (the "Subservicing Agreement"); (ii) the Subservicing Agreement requires the Servicer thereunder to service the Financed Student Loans subject thereto in accordance in all material respects with all applicable federal and State laws, including all applicable standards, guidelines and requirements of the Higher Education Act with respect to Financed FFELP Loans and the HEAL Act with respect to Financed HEAL Loans.

         SECTION 4.14. Incentive Programs. The Servicer shall be permitted to reduce the applicable interest rate on a TP Loan by up to
(i) 1.00% per anum for Stafford Loans and Unsubsidized Stafford Loans and 0.5% per annum for PLUS Loans, if the Obligor related to such TP Loan makes 36 consecutive monthly payments of such TP Loan on or prior to the applicable due dates of such TP Loan, or (ii) such greater percentage and upon such other conditions for which a Rating Agency Condition is satisfied.


                               ARTICLE V

                    Distributions; Reserve Account;
            Statements to Certificateholders and Noteholders

         SECTION 5.1.  Establishment of Trust Accounts.

                  (a) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee each of the Collection Account, the Note Distribution Account, the Reserve Account, the Expense Account and the Monthly Advance Account. The Eligible Lender Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Eligible Lender Trustee the Certificate Distribution Account and the Certificate Quarterly Advance Account. The foregoing accounts are referred to collectively as the "Trust Accounts." Each such Trust Account shall be an Eligible Deposit Account and, except for the Certificate Distribution Account and the Certificate Quarterly Advance Account, shall be entitled as follows: "[Name of Account] for the benefit of Crestar Student Loan Trust 1997-1 and Bankers Trust Company, as Indenture Trustee, as their interests may appear." The Certificate Distribution Account and the Certificate Quarterly Advance Account shall be entitled as follows:
         "Crestar Student Loan Trust 1997-1 Certificate Distribution Account" and Crestar Student Loan Trust 1997-1 Certificate Quarterly Advance Account," respectively.

                  (b) Funds on deposit in the Trust Accounts shall be invested by the Indenture Trustee and, in the case of the Certificate Distribution Account and the Certificate Quarterly Advance Account, the Eligible Lender Trustee in Eligible Investments pursuant to written instructions from the Administrator, on behalf of the Issuer; provided, however, it is understood and agreed that the Indenture Trustee and the

         Eligible Lender Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by the Indenture Trustee and the Eligible Lender Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date all interest and other investment income (net of losses and investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for the related Distribution Date. Funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature or otherwise be available so that such funds will be available at the close of business on the Business Day preceding the day on which funds in the applicable Trust Account may be required to be withdrawn; provided, however, that funds on deposit in such Trust Accounts may be invested in Eligible Investments of the Indenture Trustee or of the Eligible Lender Trustee in the case of the Certificate Distribution Account and Certificate Quarterly Advance Account which may mature so that such funds will be available on the following Business Day. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight unless otherwise directed by telephone or facsimile and confirmed within 24 hours in writing by the Administrator.

                  (c) (i) The Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account) shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to give instructions pursuant to paragraph (b) above and paragraph (c) (iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account) for the benefit of the Noteholders and Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Administrator, on behalf of the Issuer, agrees that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agencies may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator, on behalf of the Issuer, agrees that, if any of the Trust Accounts are not accounts with the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account), the Administrator shall notify the Indenture Trustee and the Eligible Lender Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees (or, with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account, the Eligible Lender Trustee agrees), by its acceptance thereof, that:

                           (A) any Trust Account Property that is held in
                  deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.1(c)(i); and, subject to Section 5.1(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account), and the Indenture Trustee (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account) shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes
                  Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Article 8 of the UCC) acting solely for the Indenture Trustee;

                           (C) any Trust Account Property that is a book-entry
                  security held through the Federal Reserve System pursuant to federal book-entry regulation shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                           (D) any Trust Account Property that is an
                  "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                  (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts (or the Eligible Lender Trustee with respect to the Certificate Distribution Account and the Certificate Quarterly Advance Account) for the purpose of permitting the Master Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or under the Trust Agreement or permitting the Indenture Trustee to carry out its duties under the Indenture.

         SECTION 5.2. Collections. The Master Servicer shall cause each Servicer to remit to the Collection Account, no less frequently than weekly, all payments by or on behalf of the Obligors with respect to the Financed Student Loans for which it is acting as Primary Servicer (other than Purchased Student Loans). For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Financed Student Loans by or on behalf of borrowers thereof, the Guarantors and the Department of HHS. The Master Servicer shall require each Servicer to provide notice by facsimile to the Indenture Trustee of all wire transfers made by such Servicer to the Indenture Trustee for deposits to the Collection Account.

         SECTION 5.3. Application of Collections. With respect to each Financed Student Loan, all collections (including all Guarantee Payments and all Insurance Payments) with respect thereto shall be applied in accordance with regulations of the Department of Education and the applicable Guarantor in the case of Financed FFELP Loans and the Department of HHS in the case of Financed HEAL Loans.

         SECTION 5.4. Additional Deposits. Within two Business Days after receipt thereof, the Eligible Lender Trustee (or the Master Servicer on its behalf) shall deposit in the Collection Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Student Loans, and the Transferor shall deposit in the Collection Account any amount owed pursuant to Section 3.2 no later than the last day of the Collection Period during which any such amount is owed. The Master Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Master Servicer under Section 4.5 when such amounts are due, and the Transferor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Transferor under Sections 3.2 or 9.1 when such amounts are due. The Transferor, the Master Servicer and the Administrator also shall deposit in the Collection Account all amounts required to be deposited therein pursuant to, and within the time periods provided by, Section 2.3. Notwithstanding the foregoing, the Master Servicer shall deposit, or cause to be deposited, directly into the Reserve Account any payments of or with respect to principal relating to a Financed Student Loan for which any payment on account of a Realized Loss was previously distributed (but only up to the amount of such Realized Loss), and shall deposit, or cause to be deposited, directly into the Collection Account any payments of or with respect to interest relating to a Financed Student Loan for which any payment on account of a Realized Loss was previously distributed.

         The Master Servicer also shall, in its sole discretion, deposit into the Monthly Advance Account the amount of any Monthly Advances determined to be made by the Master Servicer pursuant to Section 5.10 no later than the Distribution Determination Date relating to the Distribution Date when such amounts are to be applied as a payment of interest. On each Distribution Date, the Indenture Trustee will transfer from the Monthly Advance Account to the Eligible Lender Trustee, by wire transfer no later than 11:00 a.m. New York time, for deposit into the Certificate Quarterly Advance Account the portion of the Monthly Advance, if any, for such Distribution Date allocable to the Certificates. Pursuant to Section 5.10, if after making a Monthly Advance the Master Servicer receives the Guarantee Payment, the Special Allowance Payment, the Interest Subsidy Payment or the Insurance Payment for which such Monthly Advance was made, the Master Servicer shall be reimbursed immediately from such

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

Guarantee Payment, Special Allowance Payment, Interest Subsidy Payment or Insurance Payment, as the case may be, on deposit in the Collection Account up to the amount of the related Monthly Advance or, if such Guarantee Payment, Special Allowance Payment, Interest Subsidy Payment or Insurance Payment is not received, the Master Servicer may reimburse itself from any funds on deposit in the Collection Account up to the amount of the related Monthly Advance.

         SECTION 5.5.  Distributions.

                  (a) On each Distribution Date, pursuant to the Administrator's written instructions, the Indenture Trustee will transfer from the Collection Account, in the following priority and from Available Funds for each Collection Period from and including the Collection Period during which the preceding Quarterly Distribution Date occurred through the Collection Period immediately preceding the month of such Distribution Date (or with respect to each Distribution Date through and including the first Quarterly Distribution Date, from the Closing Date through the Collection Period immediately preceding such Distribution Date), the required amounts from the Available Funds for such Collection Periods:

                           (i) first, to the Expense Account, (A) an amount
                  equal to the Consolidation Loan Fees with respect to the calendar month most recently ended and all overdue Consolidation Loan Fees from any prior months and (B) if such Distribution Date is a Quarterly Distribution Date, an amount up to the estimated Transaction Fees for the calendar quarter commencing in the month of such Quarterly Distribution Date and all overdue Transaction Fees from prior calendar quarters (plus (or minus) the difference (or excess) of the actual Transaction Fees for the immediately preceding calendar quarter and the Transaction Fees deposited into the Expense Account on the preceding Quarterly Distribution Date);

                           (ii) second, to the Note Distribution Account, an
                  amount up to the aggregate Noteholders' Interest Distribution Amount for such Distribution Date;

                           (iii) third, to the Note Distribution Account, an
                  amount up to the Noteholders' Principal Distribution Amount for such Distribution Date;

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

                           (iv) fourth, to the Eligible Lender Trustee, for
                  deposit into the Certificate Distribution Account, an amount up to the Certificateholders' Interest Distribution Amount for such Distribution Date; and

                           (v) fifth, if the Outstanding Amount of the Notes has
                  been paid in full, to the Eligible Lender Trustee, for deposit into the Certificate Distribution Account, an amount up to the Certificateholders' Principal Distribution Amount for such Distribution Date.

                  (b)      [Reserved]

                  (c) On each Quarterly Distribution Date (and in the case of clause (i) below, on the 25th day of each month (or if such day is not a Business Day, the next succeeding Business Day)), the Indenture Trustee, pursuant to information contained in the Administrator's Certificate delivered in accordance with Section 4.7, will distribute from the Expense Account (in addition to any amounts transferred from the Reserve Account pursuant to Section 5.6) the following amounts in the following order of priority:

                           (i) to the Department of Education, the Consolidation
                  Loan Fees for the immediately preceding calendar month and all overdue Consolidation Loan Fees for any prior months,

                           (ii) to the Master Servicer, the estimated Servicing
                  Fee for the calendar quarter in which such Quarterly Distribution Date occurs and all overdue Servicing Fees,

                           (iii) to the Administrator, the estimated
                  Administration Fee for the calendar quarter in which such Quarterly Distribution Date occurs and all overdue Administration Fees,

                           (iv) to the Indenture Trustee, the estimated
                  Indenture Trustee Fee for the calendar quarter in which such Quarterly Distribution Date occurs and all overdue Indenture Trustee Fees, and

                           (v) to the Eligible Lender Trustee and the Delaware
                  Trustee, the estimated Eligible Lender Trustee Fee and Delaware Trustee Fee, respectively, for the calendar quarter in which such Quarterly Distribution Date occurs and all overdue Eligible Lender Trustee Fees and Delaware Trustee Fees.

                  (d) On each Distribution Date, the Indenture Trustee will distribute to the Noteholders as of the related Record Date all amounts transferred to the Note Distribution Account pursuant to Section 5.5(a)(ii) and (iii) (in addition to any amounts transferred from the Reserve Account, any amounts deposited into the Monthly Advance Account pursuant to Section 5.4 and any Parity Percentage Payments transferred from the Collection Account pursuant to Section 5.5(e)) in the following order of priority:

                           (i) first, to each Class of Class A Noteholders, the
                  Class A Noteholders' Interest Distribution Amount (pro rata based upon the portion thereof allocable to each such Class);

                           (ii) second, if such Distribution Date is a Quarterly
                  Distribution Date, to the Class B Noteholders, the Class B Noteholders' Interest Distribution Amount;

                           (iii) third, to the Class A-1 Noteholders, the
                  Noteholders' Principal Distribution Amount until the Outstanding Amount of the Class A-1 Notes has been reduced to zero;

                           (iv) fourth, after the Outstanding Amount of the
                  Class A-1 Notes has been reduced to zero, to the Class A-2 Noteholders, the Noteholders' Principal Distribution Amount until the Outstanding Amount of the Class A-2 Notes has been reduced to zero, and

                           (v) fifth, after the Outstanding Amount of the Class
                  A Notes has been reduced to zero, if such Distribution Date is a Quarterly Distribution Date, to the Class B Noteholders the remaining Noteholders' Principal Distribution Amount until the Outstanding Amount of the Class B Notes shall have been reduced to zero.

                  On each Quarterly Distribution Date, the Eligible Lender Trustee will distribute to the Certificateholders as of the related Record Date all amounts transferred to the Certificate Distribution Account pursuant to Section 5.5(a) (in addition to any amounts transferred from the Reserve Account and any amount deposited into the

         Certificate Quarterly Advance Account pursuant to Section 5.4) in the following order of priority: (i) first, to the Certificateholders, the Certificateholders' Interest Distribution Amount and (ii) second, to the Certificateholders, the Certificateholders' Principal Distribution Amount. The priority of distributions set forth in this Section 5.5(d) shall be subject to the provisions of Section 5.5(f).

                  (e) On each Quarterly Distribution Date, after making any and all required transfers to the Expense Account, the Note Distribution Account and, if applicable, the Certificate Distribution Account pursuant to Section 5.5(a), the Indenture Trustee will transfer any amounts remaining in the Collection Account (other than amounts representing payments received during the month in which such Distribution Date occurs) in the following order of priority:

                           (i) to the Reserve Account, the amount, if any,
                  necessary to increase the balance thereof to the Specified Reserve Account Balance,

                           (ii) to the Note Distribution Account, the Parity
                  Percentage Payment, if any, for such Distribution Date,

                           (iii) to the Note Distribution Account, the amount of
                  any outstanding Noteholders' Interest Carryover, and

                           (iv) to the Transferor, any amounts remaining on
                  deposit in the Collection Account other than amounts representing payments received on or with respect to the Financed Student Loans during the month of such Quarterly Distribution Date (amounts transferred to the Transferor pursuant to this clause (iv) shall be transferred by the Indenture Trustee to the account specified by the Transferor).

         The Transferor shall have the right, at its option, to transfer and assign, in whole or in part, its right to receive any amounts required to be paid to it pursuant to clause (iv).

                  (f) Notwithstanding the foregoing, if (x) on any Distribution Date following all distributions to be made on such Distribution Date, the Outstanding Amount of the Class A Notes would exceed the sum of the

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

         Pool Balance at the end of the immediately preceding Collection Period plus the aggregate balance on deposit in the Trust Accounts on such Distribution Date following such distributions, or (y) an Event of Default has occurred with respect to payment of the Notes, distributions pursuant to Section 5.5(d) shall be made in the following priority:

                           (i) first, to each Class of Class A Noteholders, the
                  Noteholders' Interest Distribution Amount applicable to each such Class pro rata based upon the portion thereof allocable to each such Class;

                           (ii) second, in the case of

                                    (A) clause (x) above, to the Class A-1
                                    Noteholders, the Noteholders' Principal
                                    Distribution Amount until the Outstanding
                                    Amount of the Class A-1 Notes has been
                                    reduced to zero, and then to the Class A-2
                                    Noteholders, the Noteholders' Principal
                                    Distribution Amount until the Outstanding
                                    Amount of the Class A-2 Notes has been
                                    reduced to zero, and

                                    (B) clause (y) above, to each Class of Class
                                    A Noteholders, the Noteholders' Principal
                                    Distribution Amount applicable to such
                                    Distribution Date, pro rata based upon the Outstanding Amount of each Class of Class A Notes until the Outstanding Amount of each Class of Class A Notes has been paid in full;

                           (iii) third, if such Distribution Date is a Quarterly
                  Distribution Date, to the Class B Noteholders, the Noteholders' Interest Distribution Amount applicable to the Class B Notes;

                           (iv) fourth, after the Outstanding Amount of each of
                  the Class A Notes has been reduced to zero, if such Distribution Date is a Quarterly Distribution Date, to the Class B Noteholders, the Noteholders' Principal Distribution Amount until the Outstanding Amount of the Class B Notes has been reduced to zero;

                           (v) fifth, if such Distribution Date is a Quarterly
                  Distribution Date, to the Class A Noteholders, the Noteholders' Interest Carryover applicable to the respective Class of Class A Notes, pro rata based upon the portion thereof allocable to each such Class;

                           (vi) sixth, if such Distribution Date is a Quarterly
                  Distribution Date, to the Class B Noteholders, the Noteholders' Interest Carryover applicable to the Class B Notes;

                           (vii) seventh, if such Distribution Date is a
                  Quarterly Distribution Date, to the Certificateholders, the Certificateholders' Interest Distribution Amount; and

                           (viii) eighth, if such Distribution Date is a
                  Quarterly Distribution Date, to the Certificateholders, the Certificateholders' Principal Distribution Amount.

         All distributions made to the Noteholders of a Class or the Certificateholders on each Distribution Date shall be made on a pro rata basis among the Noteholders of such Class and Certificateholders of record as of the related Record Date based upon the Outstanding Amount of such Class (or, with respect to payments of principal on such Class of Notes, the applicable Principal Factor with respect to such Class) or percentage interest of Certificates so owned.

         SECTION 5.6.  Reserve Account.

                  (a) On the Closing Date, the Transferor shall deposit the Reserve Account Initial Deposit into the Reserve Account.

                  (b) If the amount on deposit in the Reserve Account on any Quarterly Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Quarterly Distribution Date) is greater than the then applicable Specified Reserve Account Balance, the Administrator shall instruct the Indenture Trustee in writing to withdraw such excess from the Reserve Account and

                           (i) to deposit into the Note Distribution Account, an
                  amount equal to the lesser of such excess and the amount described in Section 5.5(e)(iii) for such Distribution Date (to the extent not otherwise paid to the Note Distribution Account on such Distribution Date),

                           (ii) to deposit into the Note Distribution Account
                  the lesser of such excess (after giving effect to clause (i) above) and any amounts required to be paid by the Transferor or the Master Servicer pursuant to Sections 3.2 or 4.5 as a result of breaches of representations, warranties and agreements made in Sections 3.1, 4.1 through 4.4, or 6.1 to the extent the Transferor or the Master Servicer, as the case may be, has not made such payments within the required time period, and

                           (iii) to distribute the remaining amount of such
                  excess (after giving effect to clauses (i) and (ii) above) to the Transferor.

         Amounts properly distributed pursuant to this paragraph (b) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Transferor shall in no event thereafter be required to refund any such distributed amounts. The Transferor shall have the right, at its option, to transfer and assign, in whole or in part, its right to receive any amounts required to be paid to it pursuant to clause (iii).

                  (c) Following the payment in full of the aggregate Outstanding Amount of the Notes and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Master Servicer or the Administrator and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Transferor. The Transferor shall in no event be required to refund any amounts properly distributed pursuant to this Section 5.6(c).

                  (d) (i) If on any Quarterly Distribution Date (and with respect to Section 5.5(c)(i), the 25th day of each month, or if such day is not a Business Day the next succeeding Business Day), any amounts to be distributed as calculated pursuant to Section 5.5(c)(i)-(v) exceed the amount on deposit in the Expense Account available for such purposes, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account the lesser of such excess and the amount on deposit in the Reserve Account (after giving effect to each withdrawal in the order specified in Section 5.5(c) (i)-(v)) and deposit such withdrawn amount in the Expense Account for distribution as provided in Section 5.5.

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

                  (ii) If the Noteholders' Distribution Amount for a Distribution Date exceeds the amount in the Note Distribution Account for such Distribution Date available for such purposes, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account an amount equal to the lesser of such excess, and the amount on deposit in the Reserve Account (after giving effect to paragraph (d)(i) above), and deposit such withdrawn amount into the Note Distribution Account for distribution as provided in Section 5.5.

                  (iii) If the Certificateholders' Distribution Amount for a Quarterly Distribution Date exceeds the amount for such Quarterly Distribution Date available for such purposes, the Administrator shall instruct the Indenture Trustee on such Quarterly Distribution Date to withdraw from the Reserve Account an amount equal to the lesser of such excess, and the amount on deposit in the Reserve Account (after giving effect to paragraphs (d)(i) and (d) (ii) above), and to deposit such withdrawn amount in the Certificate Distribution Account for distribution as provided in Section 5.5.

         SECTION 5.7. Statements to Certificateholders and Noteholders. On each Distribution Determination Date immediately preceding a Distribution Date, the Master Servicer or the Administrator shall provide to the Indenture Trustee with a copy to the Rating Agencies (for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of the applicable Class of record and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Certificateholder (if such Certificateholder is not the Transferor) of record, a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information with respect to such Distribution Date or the preceding Collection Period or Collection Periods, to the extent applicable:

                           (i) the Principal Factor for each Class of Notes;

                           (ii) the amount of the distribution allocable to
                  principal on each Class of Notes;

                           (iii) the amount of the distribution allocable to
                  interest on each Class of Notes and on the Certificates, together with the interest rates applicable with respect thereto (indicating, whether such interest rates are based on the Formula Interest Rate or on the Net Loan Rate with respect to each Class of the Class A Notes and on the Formula Interest Rate or on the Net Loan Rate with respect to the Class B Notes, and specifying what each such interest rate would have been if it had been calculated using the alternate basis; provided that no such calculation of the Net Loan Rate will be required to be made unless the excess of One-Month LIBOR over the 91-day T-Bill Rate is greater than 100 basis points as of the preceding Rate Determination Date, or, in the case of the initial Rate Determination Date, the Closing Date);

                           (iv) the amount of the distribution, if any,
                  allocable to any Noteholders' Interest Carryover together with the outstanding amount, if any, thereof after giving effect to any such distribution;

                           (v) the Pool Balance as of the close of business on
                  the last day of the preceding Collection Period;

                           (vi) the aggregate outstanding principal amount of
                  each Class of Notes as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (ii) above;

                           (vii) the amount of the Servicing Fee, the
                  Administration Fee, the Indenture Trustee Fee, the Delaware Trustee Fee and the Eligible Lender Trustee Fee to be allocated on the upcoming Distribution Date;

                           (viii) the amount of the aggregate Realized Losses,
                  if any, for the preceding Collection Period and the aggregate amount, if any, received (stated separately for interest and principal) during such Collection Period relating to Financed Student Loans for which a Realized Loss was previously allocated;

                           (ix) the amount of the distribution attributable to
                  amounts in the Reserve Account, the amount of any other withdrawals from the Reserve Account for such Distribution Date, the balance of the Reserve Account on such Distribution Date, after giving effect to changes therein on such Distribution Date, the then applicable Parity Percentage and the amount of the distribution, if any, attributable to Parity Percentage Payments;

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

                           (x) the aggregate amount, if any, paid for Financed
                  Student Loans purchased from the Trust during the preceding Collection Period;

                           (xi) during the Subsequent Finance Period only, the
                  aggregate Issuer 2.3(b) Payments and Adjustment Payments, stated separately, for the preceding Collection Period; and

                           (xii) the number and principal amount of Financed
                  Student Loans, as of the end of the preceding Collection Period, that are (A) 31 to 60 days delinquent, (B) 61 to 90 days delinquent, (C) 91 to 120 days delinquent, (D) more than 120 days delinquent and (E) for which claims have been filed with the appropriate Guarantor or the Department of HHS and which are awaiting payment.

         5.8. Expense Account. The Administrator shall instruct the Indenture Trustee to deposit funds into, and withdraw funds from, the Expense Account as set forth in Sections 5.5 and 5.6. Any funds remaining in the Expense Account upon termination of the Trust shall be distributed to the Master Servicer as additional servicing compensation.

         5.9. Note Distribution Account and Certificate Distribution Account. The Administrator shall instruct the Indenture Trustee and the Eligible Lender Trustee to deposit funds into, and withdraw funds from, the Note Distribution Account and the Certificate Distribution Account, as applicable, as set forth in Sections 5.5, 5.6 and 5.10.

         5.10. Monthly Advances. If the Master Servicer has applied for a Guarantee Payment from a Guarantor, an Interest Subsidy Payment or a Special Allowance Payment from the Department of Education or an Insurance Payment from the Department of HHS, and the Master Servicer has not received the related payment prior to the end of the Collection Period immediately preceding the Distribution Date on which such amount would be required to be distributed as a payment of interest, the Master Servicer may, no later than the Distribution Determination Date relating to such Distribution Date, in its sole discretion, deposit into the Monthly Advance Account an amount up to the amount of such payments applied for but not received (such deposits by the Master Servicer are referred to herein as "Monthly Advances"). Such Monthly Advances are recoverable by the Master Servicer (i) first, from the Guarantee Payment, Interest Subsidy

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

Payment, Special Allowance Payment or Insurance Payment, as the case may be, for which such Monthly Advance was made and (ii) second, if such amounts have not been received, from collections received generally on or with respect to the Financed Student Loans. The Master Servicer shall have no obligation, legal or otherwise, to make any Monthly Advance, and the making of or decision to make a particular Monthly Advance shall not create any obligation on the Master Servicer, legal or otherwise, to make any future Monthly Advances.

         5.11. Certificate Interest. During the initial Interest Period, the Certificates shall bear interest at the Certificate Initial Rate. Thereafter, the Certificates shall bear interest during each applicable Interest Period at the Certificate Rate.

         During each Interest Period, interest at the Certificate Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

         The Master Servicer shall calculate One-Month LIBOR on each Rate Determination Date and shall notify the Eligible Lender Trustee and the Indenture Trustee of One-Month LIBOR. The determination by the Master Servicer of One-Month LIBOR shall (in the absence of manifest error) be final and binding upon all parties.


                                   ARTICLE VI

                     The Transferor and the Master Servicer

         SECTION 6.1. Representations of Transferor and Master Servicer. The Transferor and Master Servicer make the following representations with respect to the Transferor and the Master Servicer, respectively, on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans being conveyed pursuant to this Agreement. The representations speak as of the Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Finance Date, in the case of the Subsequent Financed Student Loans transferred on such Subsequent Finance Date, but shall survive the contribution, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

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

                  (a) Organization and Good Standing. Each of the Transferor and the Master Servicer is duly organized and validly existing as a Virginia banking corporation with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, except for such power and authority the absence of which would not have a material adverse effect on the Master Servicer or Transferor, as the case may be, or their respective ability to consummate the transactions contemplated by the Basic Documents, and the Transferor had at all relevant times, and has, the power, authority and legal right to originate, acquire and own the Financed Student Loans and the Master Servicer had at all relevant times, and has the power, authority and legal right to service the Financed Student Loans.

                  (b) Due Qualification. The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership and lease of property or the conduct of its business (including the servicing of the Financed Student Loans for which it acts as Primary Servicer as required by this Agreement) shall require such qualifications except for such licenses and approvals the absence of which would not have a material adverse effect on the Master Servicer or its ability to consummate the transactions contemplated by the Basic Documents.

                  (c) Power and Authority. Each of the Transferor and the Master Servicer has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has requisite corporate power and authority to transfer and assign the property to be contributed and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Transferor has duly authorized such transfer and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action on Transferor's part; and the execution, delivery and performance of this Agreement have been duly authorized by the Transferor and the Master Servicer by all necessary corporate action on their respective parts.

                  (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor and the Master Servicer, enforceable against the Transferor and the Master Servicer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Transferor or the Master Servicer, or any material indenture, material agreement or other material instrument to which the Transferor or the Master Servicer is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such material indenture, material agreement or other material instrument (other than pursuant to the Basic Documents); nor violate any material law or, to the knowledge of either the Transferor or the Master Servicer, any material order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or the Master Servicer or its properties.

                  (f) No Proceedings. To its best knowledge, there are no proceedings or investigations pending or threatened against the Transferor or the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by either the Transferor or the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or (iv) seeking to affect adversely the federal or State income tax attributes of the Issuer, the Notes or the Certificates.

                  (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by either the Transferor or the Master Servicer in connection with the execution and delivery by either the Transferor or the Master Servicer of this Agreement and the performance by either the Transferor or the Master Servicer of the transactions expressly contemplated by this Agreement, have been duly obtained, effected or given and are in full force and effect, except such as may be required by the blue sky laws of any jurisdiction in connection with the sale and distribution of the Notes and the Certificates for which no representation or warranty is being given.

                  (h) No Amendment or Waiver. Except as provided in Section 4.14, no provision of a Financed Student Loan has been waived, altered or modified in any respect, except pursuant to a document, instrument or writing included in the Financed Student Loan File, and no such amendment, waiver, alteration or modification causes such Financed Student Loan not to conform in any material respect to the other warranties contained in this Section or those of the Transferor contained in Section 3.1.

                  (i) Location of Financed Student Loan Files. The Financed Student Loan Files are kept in accordance with Section 3.4(b).

         SECTION 6.2. Existence. Except as permitted by Section 6.5, during the term of this Agreement, each of the Transferor and the Master Servicer will keep in full force and effect its existence, rights and franchises as a Virginia banking corporation under the laws of the jurisdiction of its organization.

         SECTION 6.3.  Liability and Indemnities.

                  (a) Each of the Transferor and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor and the Master Servicer, as the case may be, under this Agreement.

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

                  (b) The Transferor shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein (except (i) taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee, (ii) taxes arising out of the transfer of the Financed Student Loans to the Eligible Lender Trustee, (iii) taxes arising out of the issuance and sale of the Certificates and the Notes,
         (iv) taxes arising out of the ownership of the Financed Student Loans (including, without limitation, income taxes), and (v) taxes arising out of distributions on the Certificates and the Notes) and costs and expenses in defending against the same).

                  (c) The Transferor shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all Indemnifiable Expenses arising out of, or imposed upon such Person through, (i) the Transferor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Transferor's or the Issuer's violation of federal or State securities laws in connection with the offering and sale of the Notes and the Certificates; provided, however, the Transferor shall not be liable for any such Indemnifiable Expenses imposed upon such Person to the extent that they arise out of or result from such Person's negligence, willful malfeasance or bad faith or a breach of the representations and warranties of such Person in this Agreement. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Transferor be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Transferor has been advised of the possibility of such damages.

                  (d) The Transferor shall indemnify, defend and hold harmless the Eligible Lender Trustee, the Delaware Trustee and the officers, directors, employees and agents of the Eligible Lender Trustee and the

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         Delaware Trustee from and against, Indemnifiable Expenses arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of such Person hereunder and under the Trust Agreement, except to the extent that such Indemnifiable Expenses: (i) shall be due to the willful misfeasance, bad faith or negligence of such Person, (ii) shall arise from any breach by such Person of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by such Person of any of its representations or warranties set forth in Section 7.3 of the Trust Agreement. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Transferor be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Transferor has been advised of the possibility of such damages.

                  (e) The Transferor shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Transferor's responsibilities pursuant to the parenthetical in paragraph (b) above).

                  (f) Pursuant to Section 6.7 of the Indenture, and subject to the limitations therein, the Transferor shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all Indemnifiable Expenses, to the extent and in the manner provided in the Indenture. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Transferor be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Transferor has been advised of the possibility of such damages.

                  (g) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Certificateholders, and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Delaware Trustee and the Indenture Trustee from and against any and all Indemnifiable Expenses arising out of, or imposed upon such Person through, the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance or bad faith on the part of the Master Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer; provided, however, the Master Servicer shall not be liable for any such Indemnifiable Expenses imposed upon such Person to the extent that they arise out of or result from such Person's negligence, willful malfeasance or bad faith or a breach of the representations and warranties of such Person in this Agreement. Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by a force outside the control of the Master Servicer (including acts of God, acts of war, severe weather, communications failures or failures to receive electronic data or labor disputes or strikes, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event. Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Master Servicer be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Master Servicer has been advised of the possibility of such damages.

                  (h) Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Transferor or the Master Servicer, as the case may

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

         be, shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Transferor or the Master Servicer, as the case may be without interest.

                  (i) Promptly after receipt by an indemnified party under this
         Section 6.3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6.3, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 6.3., except to the extent the indemnifying party is materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  The indemnified party will not, without the prior written consent of the indemnifying party, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in which indemnification may be sought hereunder.

         SECTION 6.4.  [Reserved]

         SECTION 6.5. Merger or Consolidation of, or Assumption of the Obligations of, the Transferor, the Administrator or the Master Servicer. Any Person (a) into which the Transferor, the Administrator or the Master Servicer, as the case may be, may be merged or consolidated, (b) which may result from any merger or consolidation to which the Transferor, the Administrator or the Master Servicer, as the case may be, shall be a party or (c) which may succeed to the properties and assets of the Transferor, the Administrator or the Master Servicer, as the case may be, substantially as a whole, shall be the successor to the Transferor, the Administrator or the Master Servicer, as the case may be, without the execution or filing of any document or any further act by any of the parties to this Agreement or the Administration Agreement; provided, however, that each of the Transferor, the Administrator and the Master Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Transferor, Administrator or Master Servicer, as the case may be, if other than Crestar Bank or a Crestar Subsidiary or Crestar Financial Corporation, executes an agreement of assumption to perform every obligation of the Transferor, the Administrator or the Master Servicer, as the case may be, under this Agreement and the Administration Agreement, (ii) immediately after giving effect to such transaction, no Master Servicer Default (in the case of the Master Servicer) or no Administrator Default (in the case of the Administrator) shall have occurred and be continuing, (iii) the Transferor, the Administrator or the Master Servicer, as the case may be, if other than Crestar Bank or a Crestar Subsidiary or Crestar Financial Corporation shall have delivered to the Eligible Lender Trustee and

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

the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) such transaction will not result in a material adverse federal or State tax consequence to the Issuer relating to its tax classification, or to the Noteholders, considered as a whole, relating to a change in the characterization of the Notes and (v) unless "Crestar Bank" is the name of the surviving entity, the Transferor, the Administrator or the Master Servicer, as the case may be, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Nothing in this Agreement or any other Basic Document shall be deemed to restrict or prohibit, and no consent of Noteholders or Certificateholders, supplemental agreement, Officer's Certificate (except to the extent provided in clause (3) below of this Section 6.5) or Opinion of Counsel (except to the extent provided in clause (v) above of this Section 6.5) shall be required in the case of, the merger of a Crestar Subsidiary with a Crestar Subsidiary or Crestar Financial Corporation, the consolidation of a Crestar Subsidiary and a Crestar Subsidiary or Crestar Financial Corporation, or the sale or other disposition of all or substantially all of the assets of a Crestar Subsidiary to another Crestar Subsidiary or Crestar Financial Corporation, if, in any such case in which the surviving, resulting or acquiring entity is not Crestar Financial Corporation, Crestar Financial Corporation would own, directly or indirectly, at least eighty percent (80%) of the voting securities of the Crestar Subsidiary surviving such merger, resulting from such consolidation or acquiring such assets. For the purpose of this Section 6.5, "Crestar Subsidiary" means each of (l) Crestar Bank, (2) any other banking subsidiaries of Crestar Financial Corporation the consolidated assets of which constitute twenty percent (20%) or more of the consolidated assets of Crestar Financial Corporation and its consolidated subsidiaries, (3) any other banking subsidiary of Crestar Financial Corporation designated as a Crestar Subsidiary pursuant to a Board Resolution and set forth in an Officer's Certificate delivered to the Eligible Lender Trustee and the Indenture Trustee, and (4) any subsidiary of Crestar

Financial Corporation that owns, directly or indirectly any voting securities, or options, warrants or rights to subscribe for or purchase voting securities of any Crestar Subsidiary under clauses (l) through (3), and in the case of each of clauses (1) through (4) their respected successors (whether by consolidation, merger, conversion, transfer of substantially all their assets and business or otherwise) so long as any successor is a banking subsidiary (in the case of clauses (1) through (3)) or a subsidiary (in the case of clause (4)) of Crestar Financial Corporation. References to Crestar Financial Corporation include any name change. "Board Resolution" means a copy of a resolution certified by the Secretary or any Assistant Secretary of Crestar Financial Corporation to have been duly adopted by the Board of Directors of Crestar Financial Corporation, or such committee of the Board of Directors or officers of Crestar Financial Corporation to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Eligible Lender Trustee and the Indenture Trustee.

         SECTION 6.6. Limitation on Liability of Transferor, Master Servicer and Others.

                  (a) The Transferor, the Master Servicer and any director or officer or employee or agent of either may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                  (b) Neither the Transferor, the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Certificateholders, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Transferor or Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of their respective duties under this Agreement or the Administration Agreement.

                  Except as provided in this Agreement, the Transferor and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Transferor or the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement or the Administration Agreement and the Noteholders under the Indenture.

         SECTION 6.7. Transferor May Own Certificate or Notes. The Transferor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Transferor or an Affiliate thereof, except as expressly provided herein or in any other Basic Document.

         SECTION 6.8. Master Servicer Not to Resign. Subject to the provisions of Section 6.5, Crestar Bank shall not resign from the obligations and duties imposed on it as Master Servicer under this Agreement except upon (i) determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over it or its properties, or
(ii) satisfaction of a Rating Agency Condition with respect to such resignation. Notice of any such determination permitting resignation shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Master Servicer shall have assumed the responsibilities and obligations of Crestar Bank in accordance with Section 8.2.


                              ARTICLE VII

                           The Administrator

         SECTION 7.1. Representations of the Administrator. The Administrator makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans being conveyed pursuant to this Agreement. The representations speak as of the

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Closing Date, in the case of the Initial Financed Student Loans, and as of the applicable Subsequent Finance Date, in the case of the Subsequent Financed Student Loans being transferred on such Subsequent Finance Date, but shall survive the contribution, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

                  (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a Virginia banking corporation with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted except for such power and authority the absence of which would not have a material adverse effect on the Administrator or its ability to consummate the transactions contemplated by the Basic Documents, and had at all relevant times, and has, the power, authority and legal right, to administer the Financed Student Loans.

                  (b) Power and Authority of the Administrator. The Administrator has the requisite corporate power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the Administration Agreement have been duly authorized by the Administrator by all necessary corporate action on its part.

                  (c) Binding Obligation. This Agreement and the Administration Agreement each constitutes a legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC or and subject to general principles of equity.

                  (d) No Violation. The consummation of the transactions contemplated by this Agreement and the Administration Agreement and the fulfillment of the terms hereof or thereof do not violate, result in any breach of any of the terms and provisions of, nor constitute (with or without notice of lapse of time or both) a default under, the charter or by-laws of the Administrator, or any material indenture, material agreement or other material instrument to which the

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         Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such material indenture, material agreement or other material instrument (other than pursuant to the Basic Documents); nor violate any material law or, to the knowledge of the Administrator, any material order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

                  (e) No Proceedings. To its best knowledge, there are no proceedings or investigations pending or threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement or the Administration Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Administration Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator, of its obligations under, or the validity or enforceability of, this Agreement or the Administration Agreement.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in its capacity as the Administrator in connection with the execution and delivery by the Administrator of this Agreement or the Administration Agreement and the performance by the Administrator in its capacity as the Administrator of the transactions contemplated by this Agreement or the Administration Agreement, have been duly obtained, effected or given and are in full force and effect.

         SECTION 7.2.  Liability and Indemnities.

                  (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement or the Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person.

                  Except as provided in this Agreement or the Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement and the Administration Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

                  (b) The Administrator shall indemnify, defend and hold harmless from its funds, the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Master Servicer, the Noteholders and the Certificateholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Delaware Trustee, the Indenture Trustee, the Noteholders and the Certificateholders from and against any and all Indemnifiable Expenses arising out of, or imposed upon such Person through, the Administrator's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or the Administration Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or the Administration Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance or bad faith on the part of the Administrator is established by a court of law, by an arbitrator or by way of settlement agreed to by the Administrator. Notwithstanding the foregoing, if the Administrator is rendered unable, in whole or in part, by a force outside the control of the Administrator (including acts of God, acts of war, severe weather, communications failures or failures to receive electronic data or labor disputes or strikes, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, the Administrator shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Administrator remains unable to perform such obligation as a result of such event; provided, however, the Administrator shall not be liable for any such Indemnifiable Expenses imposed upon such Person to the extent that they arise out of or result from such Person' s negligence, willful malfeasance or bad faith or a breach of the representations and warranties of such Person in this Agreement or the Administration Agreement. Notwithstanding anything to the contrary contained in this Agreement or the Administration Agreement, in no event shall the Administrator be liable under any theory of tort, contract, strict liability or other legal or equitable theory for any lost profits or exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby excluded by agreement of the parties regardless of whether or not the Administrator has been advised of the possibility of such damages.

                  (c) Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee, the Delaware Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Administrator without interest.

                  (d) Promptly after receipt by an indemnified party under this
         Section 7.2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7.2, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7.2., except to the extent the indemnifying party is materially prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of the indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  The indemnified party may not, without the prior written consent of the indemnifying party, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in which indemnification may be sought hereunder.

         SECTION 7.3. Administrator Not to Resign. Subject to the provisions of
Section 6.5, Crestar Bank shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon (i) determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over it or its properties, or
(ii) satisfaction of a Rating Agency Condition with respect to such resignation. Notice of any such determination permitting resignation shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of Crestar Bank in accordance with Section 8.2.

         SECTION 7.4. Additional Services. Notwithstanding anything in the Administration Agreement to the contrary, the Administrator is authorized and directed to prepare, execute on behalf of the Trust in its capacity as Administrator, and file any and all reports required to be filed under the Exchange Act by the Trust as a result of the registration of the Notes under the Securities Act. The Trust hereby ratifies and confirms as actions of the Trust the execution by the Administrator on behalf of the Trust of the Registration Statement on Form S-3, Registration No. 333-35825, and each amendment thereto, and any related correspondence with Securities and Exchange Commission, the Current Report on Form 8-K dated as of December 11, 1997, and the Letter of Representations to The Depository Trust Company with respect to the Notes.


                              ARTICLE VIII

                                Default

         SECTION 8.1.  Master Servicer Default; Administrator Default.

         (a) If any one of the following events (a "Master Servicer Default") shall occur and be continuing:

                           (1) any failure by the Master Servicer to deliver to
                  the Indenture Trustee for deposit in any of the Trust Accounts at the time required for such deposit any collections, Guarantee Payments, Insurance Payments or other amounts received by the Master Servicer with respect to the Financed Student Loans, which failure continues unremedied for three Business Days after written notice of such failure is received by the Master Servicer from the Eligible Lender Trustee, the

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

                  Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Master Servicer; or

                           (2) any failure by the Master Servicer duly to
                  observe or to perform in any material respect any other covenants or agreements of the Master Servicer set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders and Certificateholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee, the Eligible Lender Trustee, or the Administrator or (B) to the Master Servicer and to the Indenture Trustee and the Eligible Lender Trustee by the holders of Directing Notes, representing not less than 25% of the Outstanding Amount of the Directing Notes or

                           (3) an Insolvency Event occurs with respect to the
                  Master Servicer; or

                           (4) any limitation, suspension or termination by the
                  Department of Education or the Department of HHS of the Master Servicer's eligibility to service Student Loans which materially and adversely affects the Master Servicer's ability to service the Financed Student Loans;

         then, and in each and every case, so long as the Master Servicer Default shall not have been remedied, the Indenture Trustee or the holders of Directing Notes evidencing not less than 25% of the Outstanding Amount of the Directing Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.3 hereof) of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 8.2, and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized

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

         and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Master Servicer shall cooperate with the successor Master Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan Files from a current Master Servicer to the successor Master Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Master Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

                  Notwithstanding the termination of the Master Servicer and the engagement of a successor Master Servicer, each Servicer shall continue to serve in its capacity as Servicer or subservicer, unless it is in breach of the related Servicing or Subservicing Agreement.

                  (b) Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                           (1) any failure by the Administrator to direct the
                  Indenture Trustee or the Eligible Lender Trustee, as applicable, to make any required distributions from any of the Trust Accounts, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

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

                           (2) any failure by the Administrator duly to observe
                  or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the holders of Directing Notes representing not less than 25% of the Outstanding Amount of the Directing Notes;

                  (3)  an   Insolvency   Event   occurs  with   respect  to  the
         Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, the Indenture Trustee or the holders of Directing Notes evidencing not less than 25% of the Outstanding Amount of the Directing Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Sections 6.3 and 7.2 hereof) of the Administrator under this Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement and the Administration Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 8.2; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement

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

and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

         SECTION 8.2.  Appointment of Successor.

                  (a) Upon receipt by the Master Servicer or the Administrator, as the case may be, of notice of termination pursuant to Section 8.1, or the resignation by the Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Master Servicer or the Administrator, as the case may be, shall continue to perform its functions as Master Servicer or Administrator, as the case may be, under this Agreement and the Administration Agreement, as the case may be, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer or Administrator, as the case may be, shall become unable to act as Master Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of the Master Servicer or the Administrator, as the case may be, the Issuer shall appoint a successor Master Servicer or Administrator, as the case may be, acceptable to the Indenture Trustee, and the successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. If a successor Master Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Master Servicer or Administrator, as the case may be, has ceased to act as Master Servicer or Administrator, as the case may be, in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Master Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the Master Servicing Fee or the Administration Fee, as the

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

         case may be in accordance with the provisions of the Basic Documents. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution whose regular business shall include the servicing of student loans, as the successor to the Master Servicer or Administrator, as the case may be, under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

                  (b) Upon appointment, the successor Master Servicer or Administrator, as the case may be (including the Indenture Trustee acting as successor Master Servicer or Administrator as the case may
         be), shall be the successor in all respects to the predecessor Master Servicer or Administrator, as the case may be, and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer or Administrator, as the case may be, and shall be entitled to an amount agreed to by such successor Master Servicer or Administrator as the case may be, in accordance with the provisions of the Basic Documents (which shall not exceed the Master Servicing Fee or Administration Fee, as the case may be, unless such compensation arrangements will not result in a downgrading of the Notes by any Rating Agency) and all the rights granted to the predecessor Master Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

                  (c) Neither the Master Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Master Servicer or Administrator, as the case may be, pursuant hereto shall be entitled to resign to the extent a qualified successor Master Servicer or Administrator, as the case may be, has been appointed and has assumed all the obligations of the Master Servicer or Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

                  (d) Any successor Master Servicer shall assume all the obligations and responsibilities of the Master Servicer under each Subservicing Agreement with a Servicer and shall only be able to modify or terminate such Subservicing Agreements pursuant to the provisions thereof.

         SECTION 8.3. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer or Administrator, as the case may be, pursuant to this Article VIII, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

         SECTION 8.4. Waiver of Past Defaults. The holders of Directing Notes evidencing not less than a majority of the Outstanding Amount of the Directing Notes may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Master Servicer or Administrator, as the case may be, in the performance of its obligations hereunder and any consequences thereof, except a default in making any required payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default or Administrator Default, as the case may be, arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                               ARTICLE IX

                              Termination

         SECTION 9.1.  Termination.

                  (a) Optional Purchase of All Financed Student Loans. As of the last day of any Collection Period immediately preceding a Quarterly Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Transferor shall have the option to purchase the Indenture Trust Estate, other than the Trust Accounts. To exercise such option, the Transferor shall deposit pursuant to Section 5.4 in the Collection Account an amount equal to the aggregate Purchase Amount for the Financed Student Loans and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust, such value to be determined by an appraiser mutually agreed upon by the Transferor, the Eligible Lender Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Transferor may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the sum of (x) the unpaid principal balance of the Notes plus accrued and unpaid interest thereon at the related Class Interest Rate to the last day of the Collection Period during which such purchase occurs and (y) the unpaid Transaction Fees, if any.

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

                  (b) Auction of Financed Student Loans. Any Financed Student Loans remaining in the Trust as of February 28, 2007 will be offered for sale by the Indenture Trustee on or prior to the April 2007 Distribution Date if the then outstanding Pool Balance is 10% or less of the Initial Pool Balance. The Transferor, its Affiliates and unrelated third parties may offer bids to purchase such Financed Student Loans on or prior to such Distribution Date. If PHEAA is a Servicer of the Financed Student Loans at such time, the Indenture Trustee shall notify PHEAA of the auction and invite PHEAA to submit a bid. If at least two bids are received, the Indenture Trustee will accept the highest bid equal to or in excess of the greater of (x) the aggregate Purchase Amounts of such Financed Student Loans as of the end of the Collection Period immediately preceding such Distribution Date or (y) an amount that would be sufficient to (i) reduce the outstanding principal amount of the Notes on such Distribution Date to zero and
         (ii) pay to the Noteholders the Noteholders' Interest Distribution Amount payable on such Distribution Date (the "Minimum Purchase Price"). If at least two bids are not received or the highest bid is not equal to or in excess of the Minimum Purchase Price, the Indenture Trustee will not consummate such sale. The proceeds of any such sale will be used to redeem any outstanding Notes on such Distribution Date. The proceeds of any sale will be applied in the order and priority set forth in 5.4(b) of the Indenture. If the sale is not consummated in accordance with the foregoing, the Indenture Trustee may, but shall not be under any obligation to, solicit bids to purchase the Financed Student Loans on future Distribution Dates upon terms similar to those described above.

                  (c) Insolvency of Transferor . Upon any sale of the assets of the Trust pursuant to Section 9.2 of the Trust Agreement, the Master Servicer shall instruct the Indenture Trustee to deposit the net proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the "Insolvency Proceeds") in the Collection Account. On the applicable Distribution Date, or, if such proceeds are not so deposited on a Distribution Date, on the first Distribution Date following the date on which the Insolvency Proceeds are deposited in the Collection Account, the Master Servicer shall instruct the Indenture Trustee to make the following distributions (after the application on such Distribution Date of the amount of Available Funds and amounts on deposit in the Reserve Account pursuant to Sections 5.5 (other than pursuant to Section 5.5(a) (ii)) and 5.6) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

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

                           (i) to the Department of Education, the Indenture
                  Trustee, the Delaware Trustee and the Eligible Lender Trustee, any unpaid Consolidation Loan Fees, Indenture Trustee Fees, Delaware Trustee Fees and Eligible Lender Trustee Fees, respectively, and other amounts owed the Indenture Trustee, the Delaware Trustee or the Eligible Lender Trustee hereunder or under any other Basic Document and not otherwise paid on such Distribution Date;

                           (ii) to each Class of Class A Noteholders, pro rata
                  based upon the portion thereof allocable to each such Class, any portion of the Noteholders' Interest Distribution Amount applicable to the Class A Noteholders not otherwise distributed to such Class A Noteholders on such Distribution Date;

                           (iii) to each Class of Class A Noteholders, pro rata
                  based upon the Outstanding Amount of such Class (after giving effect to the reduction in the Outstanding Amount of such Class resulting from the distributions to such Class on such Distribution Date and on prior Distribution Dates) until the Outstanding Amount of each Class of Class A Notes has been reduced to zero;

                           (iv) to the Class B Noteholders, any portion of the
                  Noteholders' Interest Distribution Amount applicable to the Class B Noteholders not otherwise distributed to the Class B Noteholders on such Distribution Date;

                           (v) after the Outstanding Amount of the Class A Notes
                  has been reduced to zero, to the Class B Noteholders, the Outstanding Amount of the Class B Notes (after giving effect to the reduction in the Outstanding Amount of the Notes resulting from the distributions to Noteholders on such Distribution Date and on prior Distribution Dates);

                           (vi) to the Master Servicer, any unpaid Servicing Fee
                  and other amounts owed to the Master Servicer hereunder or under any other Basic Document and not otherwise paid on such Distribution Date;

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

                           (vii) to the Class A-1 Noteholders and the Class A-2
                  Noteholders, any portion of the Noteholders' Interest Carryover applicable to any such Class, pro rata based upon the portion thereof allocable to each such Class not otherwise distributed to the Class A Noteholders on such Distribution Date;

                           (viii) to the Class B Noteholders, any portion of the
                  Noteholders' Interest Carryover applicable to the Class B Noteholders not otherwise distributed to the Class B Noteholders on such Distribution Date;

                           (ix) to the Certificateholders, any portion of the
                  Certificateholders' Interest Distribution amount not otherwise distributed to the Certificateholders on such Distribution Date; and

                           (x) to the Certificateholders, the Certificate
                  Balance (after giving effect to the reduction in the Certificate Balance to result from the distributions to Certificateholders on such Distribution Date).

         Any investments on deposit in the Reserve Account which will not mature on or before the Distribution Date when needed shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Business Day preceding such Distribution Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Transferor.

                  (d) Notice. Notice of any termination of the Trust shall be given by the Administrator to the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies as soon as practicable after the Administrator has received notice thereof.

                  (e) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 5.6(b) and the Eligible Lender Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.

                               ARTICLE X

                               [Reserved]





                               ARTICLE XI

                             Miscellaneous

         SECTION 11.1.  Amendment.

                  (a) This Agreement may be amended by the Transferor, the Master Servicer and the Eligible Lender Trustee, with the prior consent of the Indenture Trustee (which consent shall not be unreasonably withheld) to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

                  (b) This Agreement may also be amended from time to time by the Transferor, the Master Servicer and the Eligible Lender Trustee, with the prior consent of the Indenture Trustee and the consent of the holders of Directing Notes evidencing not less than a majority of the Outstanding Amount of the Directing Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the

         Noteholders and the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders affected thereby.

                  (c) Promptly after the execution of any amendment pursuant to clause (ii) above, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee.

                  (d) It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

                  (e) Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 11.2(i)(l). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

         Notwithstanding anything to the contrary contained in this Section 11.1, neither this Agreement nor the Indenture may be amended unless such amendment satisfies the Rating Agency Condition.

         SECTION 11.2.  Protection of Interests in Trust.

                  (a) The Transferor shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

                  (b) Neither the Transferor nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

                  (c) Each of the Transferor and the Master Servicer shall have an obligation to give the Eligible Lender Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Master Servicer shall at all times maintain each office from which it shall service Financed Student Loans, and its principal executive office, within the United States of America.

                  (d) The Master Servicer shall maintain, or cause the Servicers to maintain, accounts and records as to each Financed Student Loan for which it is the Primary Servicer (or provide access to such accounts and records being serviced by a Servicer) accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Financed Student Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Financed Student Loan and the amounts from time to time deposited in the Collection Account in respect of such Financed Student Loan.

                  (e) The Master Servicer shall cause each Subcustodian to maintain its computer systems so that, from and after the time of transfer under this Agreement of the Financed Student Loans, each Subcustodian's master computer records (including any backup archives) that refer to a Financed Student Loan shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Financed Student Loan and that such Financed Student Loan has been assigned by the Transferor to the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's

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

         interest in a Financed Student Loan shall be deleted from or modified on the applicable Subcustodian's computer systems when, and only when, the related Financed Student Loan shall have been paid in full or repurchased.

                  (f) If at any time the Transferor shall propose to contribute, grant a security interest in, or otherwise transfer any interest in Financed Student Loans to any prospective purchaser, lender or other transferee, the Master Servicer shall give notice to such prospective purchaser, lender or other transferee that such Financed Student Loan has been assigned to the Issuer and has been pledged to the Indenture Trustee.

                  (g) Upon reasonable notice, the Master Servicer shall permit the Indenture Trustee and its agents once each calendar year (unless there is a Servicer Default, in which case at any time) during normal business hours to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Financed Student Loan.

                  (h) Upon request at any time the Eligible Lender Trustee or the Indenture Trustee shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under the Basic Documents, the Master Servicer shall furnish to the Eligible Lender Trustee or to the Indenture Trustee, within twenty Business Days following the receipt by the Master Servicer and the Servicer of such a request, a list of all Financed Student Loans (by borrower social security number and date of issuance) then held as part of the Trust, and a comparison of such list to the list of the Initial Financed Student Loans set forth in Schedule A as of the Closing Date, and, for each Financed Student Loan that has been added to or removed from the pool of loans held by the Eligible Lender Trustee on behalf of the Issuer, information as to the date as of which and circumstances under which each such Financed Student Loan was so added or removed.

                  (i) The Transferor shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

                           (l) promptly after the execution and delivery of this
                  Agreement and of each amendment thereto an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary to preserve and perfect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and maintain such interest; and

                           (2) within 120 days after the beginning of each
                  calendar year beginning with the first calendar year beginning more than three months after the Closing Date, an Opinion of Counsel, dated as of a date during such 120-day period, either
                  (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary to preserve and perfect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and maintain such interest; provided that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section
                  3.6 of the Indenture.

                  Each Opinion of Counsel referred to in clause (l) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

                  (j) The Administrator shall file all reports with respect to the Notes and the Certificates as may be required by the Commission or state securities authorities.

         SECTION 11.3. Notices. All demands, notices and communications upon or to the Transferor, the Master Servicer, the Administrator, the Eligible
Lender Trustee or the Indenture Trustee under this Agreement shall be in writing, personally delivered or mailed by certified mail or overnight courier, return receipt requested or overnight courier (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Transferor, the Master Servicer or Administrator, two copies, one to Crestar Bank, 919 East Main Street, Richmond, Virginia 23219, Attention:

Marke A. Thomas, Vice President - Securitizations Manager; (telephone: (804) 343-9400; facsimile: (804) 782-7155), with a copy to Crestar Bank, 919 East Main Street, Richmond, Virginia 23219, Attention: Linda Rigsby, Senior Vice President and General Counsel (facsimile (804) 782-7244); (b) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee, (c) in the case of the Indenture Trustee, at its Corporate Trust Office; (d) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Structured Finance Department / Student Loans (telephone: (212) 553 0300; facsimile: (212) 553 4792): (e) in the case of Standard & Poor's, to Standard & Poor's Ratings Service, 25 Broadway (20th Floor), New York, New York 10004,
Attention: Asset Backed Surveillance Department (telephone: (212) 208-8000; facsimile: (212) 412 0225); (f) in the case of Fitch, to Fitch IBCA, Inc., One State Street Plaza, New York, New York 10007, Attention: Asset-Backed Securities Group (telephone (212) 908-0500; facsimile: (212) 480-4438); or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         SECTION 11.4. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.12 and in Section 6.5 and as provided in the provisions of this Agreement concerning the resignation of the Master Servicer, this Agreement may not be assigned by the Transferor or the Master Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

         SECTION 11.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Transferor, the Master Servicer, the Issuer and the Eligible Lender Trustee and for the benefit of the Certificateholders, the Indenture Trustee, the Delaware Trustee and the Noteholders as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.9. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 11.10. Assignment to Indenture Trustee. The Transferor hereby acknowledges and consents to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         SECTION 11.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Master Servicer, the Administrator and the Transferor shall not, prior to the date that is one year after the termination of this Agreement, with respect to the Issuer acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         SECTION 11.12. Limitation of Liability of Eligible Lender Trustee, Indenture Trustee and Delaware Trustee.

                  (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Star Bank, National Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Star Bank, National

         Association in its individual capacity or as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

                  Notwithstanding any provision in this Agreement or the Basic Documents, nothing in such Agreement and Basic Documents shall be construed to limit the Eligible Lender Trustee's responsibility to (i) the U.S. Secretary of Education or a Guarantor in its capacity as Eligible Lender Trustee for any violations of statutory or regulatory requirements that may occur with respect to loans held in the Trust, pursuant to 34 CFR 682.203(b) or any successor provision thereto, or
         (ii) the Department of HHS in its capacity as Eligible Lender Trustee for any violations of statutory or regulatory requirements that may occur with respect to loans held in the Trust, pursuant to the HEAL Act.

                  (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  (c) In no event shall the Delaware Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                  CRESTAR STUDENT LOAN TRUST 1997-1

                                  By: STAR BANK, NATIONAL ASSOCIATION,
                                      not in its individual
                                      capacity but solely as
                                      Eligible Lender Trustee on
                                      behalf of the Trust



                                  By:__________________________________

                                  _____________________________________

                                  Name:
                                  Title:



                                  CRESTAR BANK
                                  Transferor, Master Servicer and
                                  Administrator

                                  By:__________________________________

                                  _____________________________________

                                  Name:
                                  Title:

Acknowledged as of the day
and year first above written:

BANKERS TRUST COMPANY, not
in its individual capacity
but solely as Indenture Trustee

By:____________________________________

     Name:  _________________
     Title:    Vice President

                                                                    APPENDIX A
                                                                        TO THE
                                              TRANSFER AND SERVICING AGREEMENT

                         DEFINITIONS AND USAGE

                                 Usage

         The following rules of construction and usage shall be applicable to any instrument that is governed by this Appendix:

         (a) All terms defined in this Appendix shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

         (b) As used herein, in any instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such instrument. To the extent that the definitions of accounting terms in this Appendix or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

         (c) The words "hereof", "herein", "hereunder" and words of similar import when used in an instrument refer to such instrument as a whole and not to any particular provision or subdivision thereof; references in an instrument to "Article", "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such instrument; and the term "including" means "including without limitation".

         (d) The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                              Definitions

         "Act" has the meaning specified in Section 11.3(a) of the Indenture.

         "Additional Financed HEAL Loan File" has the meaning set forth in section 3.3 of the Transfer and Servicing Agreement.

         "Adjustment Payments" has the meaning set forth in Section 2.3(d) of the Transfer and Servicing Agreement.

         "Administration Agreement" means the Administration Agreement dated as of December 1, 1997, among the Issuer, the Indenture Trustee and the Administrator, as amended from time to time.

         "Administration Fee" has the meaning specified in Section 3 of the Administration Agreement.

         "Administrator" means Crestar Bank, in its capacity as administrator of the Issuer and the Financed Student Loans, or any successor as Administrator under the Transfer and Servicing Agreement.

         "Administrator Default" has the meaning specified in Section 8.1(b) of the Transfer and Servicing Agreement.

         "Administrator's Certificate" means an Officer's Certificate of the Administrator delivered pursuant to Section 4.7 of the Transfer and Servicing Agreement, substantially in the form of Exhibit C thereto and as the Administrator and the Indenture Trustee may agree.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means the Person appointed by the Indenture Trustee at the request of the Issuer as Authenticating Agent for the Notes pursuant to the Indenture, and any successor Authenticating Agent for the Notes.

         "Authorized Officer" means (i) with respect to the Issuer, any officer of the Eligible Lender Trustee who is authorized to act for the Eligible Lender Trustee in matters relating to the Issuer pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Eligible Lender Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (ii) with respect to the Administrator, any officer of the Administrator who is authorized to act for the Administrator in matters relating to itself or to the Issuer and to be acted upon by the Administrator pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter), (iii) with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to or to be acted upon by the Transferor pursuant to the Basic Documents and who is identified on the list of Authorized Officers delivered by the Transferor to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (iv) with respect to a Servicer, any officer of such Servicer who is authorized to act for such Servicer in matters relating to or to be acted upon by such Servicer pursuant to the Basic Documents and who is identified on the list of Authorized officers delivered by such Servicer to the Indenture Trustee, or the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Available Funds" means, with respect to any Collection Period, the excess of (A) the sum, without duplication, of the following amounts with respect to such Collection Period: (i) all collections received by the Master Servicer or any Servicer on the Financed Student Loans (including any Guarantee Payments and Insurance Payments received with respect to the Financed Student Loans) during such Collection Period; (ii) any payments, including without limitation Interest Subsidy Payments and Special Allowance Payments, received by the Eligible Lender Trustee during such Collection Period with respect to Financed Student Loans; (iii) all proceeds from any sales of Financed Student Loans by the Trust during such Collection Period; (iv) any payments of or with respect to interest received by the Master Servicer or a Servicer during such Collection Period with respect to a Financed Student Loan for which a Realized Loss was previously allocated; (v) the aggregate Purchase Amounts received for those Financed Students Loans purchased by the Transferor or the Master Servicer during the related Collection Period; (vi) the aggregate amounts, if any, received from the Transferor or the Master Servicer as reimbursement of non-guaranteed or uninsured interest amounts (which shall not include, with respect to Financed FFELP Loans, the portion of such interest amounts (i.e., 2%) for which the Guarantor did not have an obligation to make a Guarantee Payment), or lost Interest Subsidy Payments and Special Allowance Payments, with respect to the Financed Student Loans pursuant to Sections 3.2 or 4.5, respectively, of the Transfer and Servicing Agreement (vii) all Adjustment Payments, if any, received from the Transferor during such Collection Period and (viii) Investments Earnings for such Collection Period over (B) the Issuer 2.3(b) Payments for such Collection Period; provided, however, that Available Funds will exclude all payments and proceeds of any Financed Student Loans the Purchase Amount of which has been included in Available Funds for a prior Collection Period, which payments and proceeds shall be paid to the Transferor, and amounts used to reimburse the Master Servicer for Monthly Advances pursuant to Section 5.4 of the Transfer and Servicing Agreement.

         "Basic Documents" means the Trust Agreement, the Master Indenture, the Terms Supplement, the Transfer and Servicing Agreement, the Administration Agreement, the Note Depository Agreement, the Guarantee Agreements, the HEAL Insurance Contract, the Underwriting Agreement and other documents and certificates delivered in connection with any thereof and all amendments and supplements thereto.

         "Benefit Plan" means any employee benefit plan, retirement arrangement, individual retirement account or Keogh Plan subject to either Title I of ERISA or Section 4975 of the Code, or any entity (including an insurance company general account) whose underlying assets include plan assets by reason of a plan's investment in the entity.

         "Book-Entry Note" means a beneficial interest in the Notes, ownership and transfers of which shall be through book entries by a Securities Depository as described in Section 2.14 of the Indenture.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which national banking associations or banking institutions or trust companies in New York, Ohio, Pennsylvania or Virginia are authorized or obligated by law, regulation or executive order to remain closed.

         "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement.

         "Certificate Balance" equals, initially, the Initial Certificate Balance and, thereafter, equals the Initial Certificate Balance reduced by all amounts previously distributed to Certificateholders as principal. In determining whether the Certificateholders which hold Certificates representing the requisite Certificate Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, the Certificate Balance shall not include the principal balance of Certificates owned by the Transferor or any Affiliate of the Transferor.

         "Certificate Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Transfer and Servicing Agreement.

         "Certificate Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement, which shall initially be the Eligible Lender Trustee.

         "Certificate Initial Rate" means 7.48% per annum.

         "Certificate Quarterly Advance Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Transfer and Servicing Agreement.

         "Certificate Rate" means One-Month LIBOR plus 1.50% per annum.

         "Certificate Register" and "Certificate Registrar" means the register mentioned and the registrar appointed pursuant to Section 3.4 of the Trust Agreement.

         "Certificateholder" means a Person in whose name a Certificate is registered in the Certificate Register.

         "Certificateholders' Distribution Amount" means, as to any Class of Certificates, with respect to any Quarterly Distribution Date, the Certificateholders' Interest Distribution Amount for such Quarterly Distribution Date plus, for each Quarterly Distribution Date on and after which the Notes have been paid in full, the Certificateholders' Principal Distribution Amount for such Quarterly Distribution Date.

         "Certificateholders' Interest Shortfall" means, as to any Class of Certificates, with respect to any Quarterly Distribution Date, the excess, if any, of (i) the sum of the related Certificateholders' Interest Distribution Amount on the preceding Quarterly Distribution Date and any outstanding Certificateholders' Interest Shortfall on such preceding Quarterly Distribution Date over (ii) the amount of interest actually distributed to the Certificateholders of such Class on such preceding Quarterly Distribution Date, plus interest on the amount of such excess interest due to the Certificateholders of such Class, to the extent permitted by law, at the related Certificate Rate from such preceding Quarterly Distribution Date to the current Quarterly Distribution Date.

         "Certificateholders' Interest Distribution Amount" means, as to any Class of Certificates, with respect to any Quarterly Distribution Date relating to such Certificates, the sum of (i) the amount of interest accrued at One Month LIBOR plus 1.50% per annum for each related Interest Period since the last Quarterly Distribution Date (or, in the case of the first Quarterly Distribution Date, the Closing Date) on the outstanding principal amount of such Certificates on the immediately preceding Quarterly Distribution Date, after giving effect to all distributions of principal to Certificateholders of such Class on such Quarterly Distribution Date (or, in the case of the first Quarterly Distribution Date, on the Closing Date) and (ii) the Certificateholders' Interest Carryover Shortfall relating to such Certificates for such Quarterly Distribution Date.

         "Certificateholders' Principal Carryover Shortfall" means, as of the close of any Quarterly Distribution Date relating to a Class of Certificates on or after which the Notes have been paid in full, the excess, if any, of (i) the sum of the Certificateholders' Principal Distribution Amount on such Quarterly Distribution Date and any outstanding Certificateholders' Principal Carryover Shortfall for the preceding Quarterly Distribution Date over (ii) the amount of principal actually distributed to the Certificateholders on such Quarterly Distribution Date.

         "Certificateholders' Principal Distribution Amount" means, on each Quarterly Distribution Date occurring after the principal balance of each Class of Notes has been paid in full, the sum of (i) the Principal Distribution Amount for the three Collection Periods preceding such Quarterly Distribution Date, and

(ii) the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Quarterly Distribution Date; provided, however, that the Certificateholders' Principal Distribution Amount will in no event exceed the outstanding principal balance of the applicable class of Certificates. Further, on the first Quarterly Distribution Date occurring on or after the Distribution Date on which the principal balance of the last outstanding Class of Notes is paid in full, the Certificateholders' Principal Distribution Amount also will include the excess, if any, of the amount of principal available to be distributed on such Distribution Date over the amount of principal paid on the Notes on such date.

         "Class" means any class of Notes.

         "Class A Notes" means the Class A-1 Notes and the Class A-2 Notes.

         "Class A-1 Notes" means Notes of the Issuer designated as "Crestar Student Loan Trust 1997-1, Senior LIBOR Rate Class A-1 Student Loan Asset Backed Notes."

         "Class A-1 Noteholder" means any Noteholder of the Class A-1 Notes.

         "Class A-2 Notes" means Notes of the Issuer designated as "Crestar Student Loan Trust 1997-1, Senior LIBOR Rate Class A-2 Student Loan Asset Backed Notes."

         "Class A-2 Noteholder" means any Noteholder of the Class A-2 Notes.

         "Class B Notes" means Notes of the Issuer designated as "Crestar Student Loan Trust 1997-1, Subordinate LIBOR Rate Class B Student Loan Asset Backed Notes."

         "Class B Noteholder" means any Noteholder of the Class B Notes.

         "Class Initial Rate" means, with respect to any Class of Notes, the rate identified as such in the Terms Supplement.

         "Class Interest Rate" means, with respect to any Class of Notes, the interest rate determined as set forth in the Terms Supplement.

         "Closing Date" means December 17, 1997.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Transfer and Servicing Agreement.

         "Collection Period" means, initially, with respect to each of the Initial Financed Student Loans, the period beginning on the Closing Date and ending on December 31, 1997, inclusive, and thereafter, the Collection Period means the calendar month immediately following the end of the previous Collection Period.

         "Commission" means the Securities and Exchange Commission.

         "Consolidation Loan" means a FFELP Loan designated as such, made by the Transferor to an eligible borrower that represents the refinancing of student loans to such borrower and his or her spouse in accordance with the applicable terms and provisions of the Higher Education Act.

         "Consolidation Loan Fees" means, as to any Collection Period, an amount equal to 1.05% per annum of the outstanding principal balances of and accrued interest on the Consolidation Loans owned by the Trust as of the last day of such Collection Period.

         "Consolidation Prepayments" means, on any Subsequent Finance Date, the amount of principal then on deposit in the Collection Account representing payments received as a result of Financed Student Loans being repaid with the proceeds of Consolidation Loans or HEAL Consolidation Loans (provided, however, if a Subsequent Finance Date occurs during the month of a Distribution Date, Consolidation Prepayments shall not include amounts received during the month of such Distribution Date).

         "Corporate Trust Office" means (i) with respect to the Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the Closing Date is located at Four Albany Street, New York, New York 10006
Attention: Corporate Trust and Agency Group, Structured Finance Group (telephone: (212) 250- 6652; facsimile: (212) 250-6439) or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Certificateholder and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor) and (ii) with respect to the Eligible Lender Trustee, the principal corporate trust office of the Eligible Lender Trustee located at 425 Walnut Street, Cincinnati, Ohio 45201, Attention: Steve Blackstone, telephone: (513) 632-4622; facsimile (513) 632-5511; or at such other address as the Eligible Lender Trustee may designate by notice to the Certificateholders and the Transferor, or the principal corporate trust office of any successor Eligible Lender Trustee (the address of which the successor Eligible Lender Trustee will notify the Certificateholders and the Transferor).


         "Crestar Subsidiary" has the meaning specified in Section 6.5 of the Transfer and Servicing Agreement.

         "Cut-off Date" means for the Financed Student Loans set forth on Schedule A-1 to the Transfer and Servicing Agreement, November 25, 1997.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Deferment Period" means certain deferment periods authorized by the Higher Education Act and the HEAL Act during which the related borrower's scheduled payments are deferred.

         "Deferral Phase" means the period during which the related borrower is in school and for certain authorized periods as described in the Higher Education Act.

         "Delaware Trustee" means Delaware Trust Capital Management, Inc., not in its individual capacity but solely as the Delaware Trustee under the Trust Agreement, and its successors and assigns in such capacity.

         "Delaware Trustee Fee" has the meaning specified in Section 8.3 of the Trust Agreement.

         "Definitive Notes" has the meaning specified in Section 2.14 of the Indenture.

         "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(l) (i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313) of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;
                                  -10-

                  (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

         "Department of Education" means the United States Department of Education.

         "Department of HHS" means the United States Department of Health and Human Services.

         "Depositor" means Crestar Bank in its capacity as Depositor under the Trust Agreement.

         "Directing Notes" means the Class A Notes while any such Notes are Outstanding, and, when no Class A Notes remain Outstanding, the Class B Notes.

         "Distribution" means, with respect to any Financed Student Loan, the amount of the monthly remittance payable to the holder of such Financed Student Loan in accordance with its terms.

         "Distribution Date" means, the 25th day of each month or if such day is not a Business Day in New York, the next succeeding Business Day in New York, commencing January 26, 1998.

         "Distribution Determination Date" means, with respect to any Distribution Date, the third Business Day immediately preceding such Distribution Date.

         "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the States (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. An Eligible Deposit Account may not be evidenced by a certificate of deposit, passbook or other instrument.

         "Eligible Institution" means an entity which is an institution whose deposits are insured by the FDIC and the unsecured and uncollateralized long-term debt obligations of which shall be rated "AA-" or better by Standard & Poor's, A2 or better by Moody's and, if rated by Fitch, "AA-" or better by Fitch or the highest short-term rating by Standard & Poor's, the highest short term rating by Moody's, and, if rated by Fitch, the highest short term rating by Fitch which is either (i) a federal savings association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, or (iv) a principal subsidiary of a bank holding company.

         "Eligible Investments" As used herein, Eligible Investments shall include the following:

         (1) Cash (insured at all times by the Federal Deposit Insurance Corporation);

         (2) Direct obligations of (including obligations issued or held in book entry form on the books of) the Department of the Treasury of the United States of America;

         (3) obligations of any of the following federal agencies which obligations represent the full faith and credit of the United States of America, including:


                  -        Export-Import Bank
                  -        Farm Credit System Financial Assistance Corporation
                  -        Farmers Home Administration
                  -        General Services Administration
                  -        U.S. Maritime Administration
                  -        Small Business Administration
                  -        Government National Mortgage Association (GNMA)
                  -        U.S.   Department  of  Housing  &  Urban  Development
                           (PHA's)
                  -        Federal Housing Administration;

         (4) senior debt obligations rated "AAA" by Standard & Poor's, "Aaa" by Moody's and, if rated by Fitch, "AAA" by Fitch issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation;

         (5) U.S. dollar denominated deposit accounts, federal funds and banker's acceptances with domestic commercial banks which have a rating on their short term certificates of deposit on the date of purchase of "A-1+" by Standard & Poor's, "P-1"
                  by  Moody's  and,  if  rated by  Fitch,  "F-1+"  by Fitch  and maturing no more than 360 days after the date of purchase (ratings on holding companies not being considered the rating of the bank);

         (6) commercial paper which is rated at the time of purchase in the single highest classification, "A-1+" by Standard & Poor's, "P-1" by Moody's and, if rated by Fitch, "F-1+" by Fitch and which matures not more than 270 days after the date of purchase;

         (7) Investments in money market funds (including, but not limited to, money market mutual funds) rated "AAAm" or "AAAm-G" or better by Standard & Poor's and, if rated by Fitch, "AAA" by Fitch;

         (8) investment agreements acceptable to the Rating Agencies, written confirmation of which shall be furnished to the Indenture Trustee prior to any such investment; and

         (9) other forms of investments acceptable to the Rating Agencies, written confirmation of which shall be furnished to the Indenture Trustee prior to any such investment.

         Notwithstanding anything in this Agreement or the Basic Documents to the contrary, for so long as the Transferor is a Certificateholder, all investments of the Trust shall be made in investments permissible for a national bank.

         The value of the above investments shall be determined as follows:

         a) as to investments the bid and asked prices of which are published on a regular basis in The Wall Street Journal (or, if not there, then in The New York Times): the average of the bid and asked prices for such investments so published on or most recently prior to such time of determination;

         b) as to investments the bid and asked prices of which are not published on a regular basis in The Wall Street Journal or The New York Times: the average bid price at such time of determination for such investments by any two nationally recognized government securities dealers (selected by the Administrator in its absolute discretion) at the time making a market in such investments or the bid price published by a nationally recognized pricing service;

         c) as to certificates of deposit and bankers acceptances: the face amount thereof, plus accrued interest; and

         d) as to any investment not specified above: the value thereof established by prior agreement between the Issuer and the Administrator.

         "Eligible Lender Trustee" means Star Bank, National Association not in its individual capacity but solely as Eligible Lender Trustee under the Trust Agreement, and its successors and assigns in such capacity.

         "Eligible Lender Trustee Fee" has the meaning specified in Section 8.1 of the Trust Agreement.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning specified in Section 5.1 of the Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Executive Officer" means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, the Controller or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

         "Expense Account" means the account designated as such pursuant to
Section 5.1 of the Transfer and Servicing Agreement.

         "Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Eligible Lender Trustee or any of its officers, directors or agents in any way relating to or arising out of the Trust Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Eligible Lender Trustee under the Trust Agreement or the other Basic Documents.

         "FDIC" means the Federal Deposit Insurance Corporation.

         "FFELP Loan" means a student loan which is a PLUS Loan, SLS Loan, Consolidation Loan, Stafford Loan or Unsubsidized Stafford Loan.

         "FHLMC" means Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

         "Final Maturity Date" means, with respect to any Note, the date on which the entire unpaid principal amount of such Note becomes due and payable as provided in the Terms Supplement.

         "Financed FFELP Loan" means a Financed Student Loan that also is a FFELP Loan.

         "Financed HEAL Loan" means a Financed Student Loan that also is a HEAL Loan.

         "Financed Student Loan" means the FFELP Loans and HEAL Loans set forth in Schedule A-1 to the Transfer and Servicing Agreement and Schedule A to each Transfer Agreement, as amended or supplemented from time to time by the Master Servicer to accurately reflect the Financed Student Loans then subject to the Lien of the Indenture. The Schedule of Financed Student Loans may be in the form of microfiche or other form of electronic media.

         "Financed Student Loan Files" means the documents specified in Section
3.3 of the Transfer and Servicing Agreement.

         "Fitch" means Fitch IBCA, Inc., and its successors and assigns.

         "FNMA" means Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

         "Formula Interest Rate" means, with respect to any Class of Notes, the interest rate determined as set forth in the Terms Supplement.

         "Grace Period" means certain grace periods authorized by the Higher Education Act and the HEAL Act during which the related borrower's scheduled payments are deferred.

         "Grant" means mortgage, pledge, hypothecate, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Trust Estate or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Trust Estate and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guarantee Agreements" means each agreement entered into between the Eligible Lender Trustee and a Guarantor pursuant to which such Guarantor guarantees payments on Financed FFELP Loans.

         "Guarantee Payment" means any payment made by a Guaranty Agency pursuant to a Guarantee Agreement in respect of a Financed FFELP Loan.

         "Guarantor" means the Department of Education, Educational Credit Management Corporation, a Minnesota non-profit corporation (formerly known as Transitional Guaranty Agency, Inc.), PHEAA, United Student Aid Funds, Inc., a Delaware non-profit corporation, the Florida Department of Education, an agency of the State of Florida, New York Higher Education Services Corporation, an agency of the State of New York, and Texas Guaranteed Student Loan Corporation, a Texas nonprofit corporation, and their respective successors and assigns.

         "Guaranty Agency" means any agency which has an agreement with the Department of Education of Education to be a guarantor of FFELP Loans.

         "HEAL Act" means Title VII, ss.ss.701-720 of the Public Health Services Act, as amended, 42 U.S.C. ss.ss. 292-292p, together with any rules and regulations promulgated thereunder by the Department of HHS.

         "HEAL Consolidation Loan" means a HEAL Loan that is designated as such that is made under the HEAL Act.

         "HEAL Insurance Contract" means the HEAL Insurance Contract entered into between the Eligible Lender Trustee and the Department of HHS pursuant to which the Department of HHS insures payments on Financed HEAL Loans.

         "Higher Education Act" means Title IV, Part B of the Higher Education Act of 1965, as amended, together with any rules and regulations promulgated thereunder by the Department of Education or the Guarantors.

         "Indemnifiable Expenses" means any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against a Person (or any of its officers, directors, employees or agents) who is entitled to be indemnified.

         "Indenture" means the Master Indenture and the Terms Supplement, each as amended or supplemented from' time to time.

         "Indenture Trust Estate" means all money, instruments, rights and other property that are, from time to time, subject or intended to be subject to the Lien and security interest of the Indenture for the benefit of the Noteholders (including all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

         "Indenture Trustee" means Bankers Trust Company, not in its individual capacity but solely as Indenture Trustee under the Indenture and its successors and assigns in such capacity.

         "Indenture Trustee Fee" has the meaning specified in Section 6.7 of the Master Indenture, as may be amended pursuant to any amendment to the Terms Supplement.

         "Independent" means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Master Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" and that the signer is Independent within the meaning thereof.

         "Individual Note" means a Note of an initial principal amount equal to $50,000. A Note of an original principal amount in excess thereof shall be deemed to be a number of Individual Notes equal to the quotient obtained by dividing such initial principal amount by $50,000, without regard to fractions.

         "Initial Financed Student Loans" has the meaning specified in Section
2.1 of the Transfer and Servicing Agreement.

         "Initial Certificate Balance" means $1,000, representing the Certificate Balance as of the Closing Date.

         "Initial Pool Balance" means $211,956,796 representing the sum of Pool Balance for the Initial Financed Student Loans set forth on Schedule A-1 as of the Cut-off Date.

         "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Insurance Payment" means any payment made by the Department of HHS pursuant to the HEAL Insurance Contract in respect of a Financed HEAL Loan.

         "Interest Payment Period" has the meaning set forth in the Terms Supplement.

         "Interest Period" has the meaning set forth in the Terms Supplement.

         "Interest Subsidy Payments" means payments, designated as such, consisting of interest subsidies by the Department of Education in respect of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

         "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on or prior to such Distribution Date pursuant to Section 5.1(b) of the Transfer and Servicing Agreement.

         "Issuer" means Crestar Student Loan Trust 1997-1.

         "Issuer 2.3(b) Payments" has the meaning set forth in Section 2.3(e) of the Transfer and Servicing Agreement.

         "Issuer Order" and "Issuer Request" means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "LIBOR Rate" means, with respect to the Notes or the Certificates, the related Class Interest Rate or Certificate Rate, as the case may be, that results from a determination based on One-Month LIBOR and is determined as described in the Terms Supplement, the Transfer and Servicing Agreement or the Trust Agreement, as the case may be.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens and any other liens, if any, which attach to the respective Financed Student Loan by operation of law as a result of any act or omission by the related Obligor or obligations under Subservicing Agreements in effect as of the Closing Date.

         "London Banking Day" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Majority Certificateholder" means the holders of more than 50% of the Certificate Balance of the Certificates without regard to the Certificates held by the Depositor.

         "Margin" has the meaning set forth in the Terms Supplement.

         "Master Indenture" means the Indenture dated as of December 1, 1997 between the Issuer and the Indenture Trustee, as amended or supplemented from time to time.

         "Master Servicer" means Crestar Bank, and its permitted successors and assigns, as Master Servicer of the Financed Student Loans and the Transfer and Servicing Agreement.

         "Master Servicer Default" means an event specified in Section 8.1(a) of the related Transfer and Servicing Agreement or Supplemental Transfer and Servicing Agreement.

         "Minimum Purchase Price" has the meaning set forth in Section 9.1(b) of the Transfer and Servicing Agreement.

         "Moody's" means Moody's Investors Service, Inc.

         "Monthly Advance" means the amount, if any, advanced by the Master Servicer pursuant to Section 5.10 of the Transfer and Servicing Agreement with respect to Guarantee Payments or Interest Subsidy Payments applied for but not received as of the end of the Collection Period immediately preceding the date such Monthly Advance is made.

         "Monthly Advance Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Transfer and Servicing Agreement.

         "Net  Loan  Rate"  shall  have  the  meaning  set  forth  in the  Terms
Supplement.

         "91-day T-Bill Rate" shall have the meaning set forth in the Terms Supplement.

         "Notes" means the notes designated as the Issuer's Student Loan Asset-Backed Notes, issued pursuant to the terms of the Master Indenture and the Terms Supplement and having an original principal amount equal to $222,900,000.

         "Note Depository Agreement" means the agreement dated as of the Closing Date relating to the Notes among the Issuer, the Indenture Trustee, the Administrator and the Depository Trust Company, as the initial Securities Depository.

         "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the Transfer and Servicing Agreement.

         "Note Owner" means, with respect to a Book Entry Note, the Person who is the owner of such Book Entry Note, as reflected on the books of the Securities Depository, or on the books of a Person maintaining an account with such Securities Depository (directly as Securities Depository Participant or as an indirect participant, in each case in accordance with the rules of such Securities Depository).

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.6 of the Indenture.

         "Noteholder" means the Person in whose name a Note is registered in the Note Register.

         "Noteholders' Distribution Amount" means, as to any Class of Notes, with respect to any Distribution Date, the sum of the related Noteholders' Interest Distribution Amount and the Noteholders' Principal Distribution Amount for such Distribution Date.

         "Noteholders' Interest Carryover" has the meaning set forth in the Terms Supplement.

         "Noteholders' Interest Shortfall" means, as to any Class of Notes, with respect to any Distribution Date (which, for the Class B Notes, shall be a Quarterly Distribution Date), the excess of (i) the sum of the related Noteholders' Interest Distribution Amount on the preceding Distribution Date for such Class of Notes and any Noteholders' Interest Shortfall on such preceding Distribution Date for such Class of Notes over (ii) the amount of interest actually allocated to such Noteholders on such preceding Distribution Date for such Class of Notes, plus interest on the amount of such excess interest due to the Noteholders, to the extent permitted by law, at the related Class Interest Rate from such preceding Distribution Date for such Class of Notes to the current Distribution Date for such Class of Notes.

         "Noteholders' Interest Distribution Amount" means, as to any Class of Notes, with respect to any Distribution Date (which, for the Class B Notes, shall be a Quarterly Distribution Date), the sum of (i) the amount of interest accrued at the respective Class Interest Rate for each Interest Period since the last Distribution Date for such Class of Notes (or, in the case of the first Distribution Date for such Class of Notes, the Closing Date) on the outstanding principal balance of such Class of Notes on the immediately preceding Distribution Date for such Class of Notes after giving effect to all principal distributions to holders of Notes of such Class on such date (or, in the case of the first Distribution Date for such Class of Notes, on the Closing Date) and
(ii) the Noteholders' Interest Shortfall for such Class of Notes for such Distribution Date; provided, however, that the Noteholders' Interest Distribution Amount will not include any Noteholders' Interest Carryover.

         "Noteholders' Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of (i) the sum of the Noteholders' Principal Distribution Amount on such Distribution Date and any outstanding Noteholders' Principal Carryover Shortfall for the preceding Distribution Date over (ii) the amount of principal actually allocated to the Noteholders on such Distribution Date.

         "Noteholders' Principal Distribution Amount" means, (A) as to any Distribution Date on or after February 25, 1998 and on or before the Distribution Date on which the Class A Notes are paid in full, the sum of (i) the Principal Distribution Amount for the Collection Period immediately preceding the month of such Distribution Date (and, in the case of the February 25, 1998 Distribution Date, all preceding Collection Periods), (ii) any Parity Percentage Payments to be made on such Distribution Date, (iii) the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date and (iv) the amount, if any, remaining on deposit in the Note Distribution Account following the preceding Distribution Date, and (B) as to any Quarterly Distribution Date after the Distribution Date on which the Class A Notes are paid in full, the sum of (i) the Principal Distribution Amount for the three Collection Periods immediately preceding the month of such Quarterly Distribution Date, (ii) any Parity Percentage Payments to be made on such Quarterly Distribution Date, (iii) the Noteholders' Principal Carryover

Shortfall as of the close of the preceding Quarterly Distribution Date and (iv) the amount, if any, remaining on deposit in the Note Distribution Account following the preceding Quarterly Distribution Date; provided, however, that the Noteholders' Principal Distribution Amount allocable to a Class of Notes will not exceed the outstanding principal balance of such Class of Notes. In addition, with respect to each Class of Notes, on the related Final Maturity Date the Noteholders' Principal Distribution Amount will include the amount required to reduce the outstanding principal balance of such Notes to zero.

         "Obligor" on a Financed Student Loan means the borrower or co-borrowers of such Financed Student Loan and any other Person who owes payments in respect of such Financed Student Loan, including (i) the Guaranty Agency thereof with respect to a Financed FFELP Loan and the Department of HHS with respect to a Financed HEAL Loan, and (ii) with respect to any Interest Subsidy Payment or Special Allowance Payment, if any, thereon, the Department of Education.

         "Officer's Certificate" means (i) in the case of the Issuer, a certificate signed by an Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, and delivered to the Indenture Trustee, (ii) in the case of the Transferor, the Master Servicer or the Administrator, a certificate signed by an Authorized Officer of the Transferor, the Master Servicer or the Administrator, as appropriate and (iii) in the case of the Servicer, a certificate signed by an Authorized Officer of the Servicer.

         "One-Month LIBOR" means the rate of interest per annum equal to the London interbank offered rate for deposits in U.S. dollars having a maturity of one month commencing on the related Rate Determination Date (the "Index Maturity") which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such Rate Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the Reuters Screen LIBOR Page. If such rate does not appear on Telerate Page 3750 or the Reuters Screen LIBOR Page, the rate for that day will be determined on the basis of the rates at which deposits in U.S. dollars, having the Index Maturity and in a principal amount of not less than U.S. $1,000,000, are offered at approximately 11:00 a.m., London time, on such Rate Determination Date to prime banks in the London interbank market by the Reference Banks. The Master Servicer will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, One-Month LIBOR for that day will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of the quotations. If fewer than two quotations are provided, One-Month LIBOR for that day will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of the rates quoted by three major banks in New York City, selected by the Master Servicer, or by the Trustee, as applicable, at approximately 11:00 a.m., New York City time, on such Rate Determination Date for loans in U.S. dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR in effect for the applicable Interest Period will be One-Month LIBOR in effect for the previous Interest Period.

         "Opinion of Counsel" means (i) with respect to the Issuer, one or more written opinions of counsel who may, except as otherwise expressly provided in the Master Indenture, be employees of or counsel to the Issuer or Administrator or any of their Affiliates and who shall be reasonably satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.1 of the Master Indenture, and shall be in form and substance reasonably satisfactory to the Indenture Trustee and (ii) with respect to the Transferor, the Administrator or the Master Servicer, one or more written opinions of counsel who may be an employee of or counsel to the Transferor, the Administrator or the Master Servicer, which counsel shall be reasonably acceptable to the Indenture Trustee and the Eligible Lender Trustee.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Noteholders thereof (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given or irrevocably provided for pursuant to the Indenture); and

                  (iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided that in determining whether the Noteholders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee either actually knows to be so owned or has received written notice thereof shall be do disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor or any Affiliate of any of the foregoing Persons.

         "Outstanding Amount" means the aggregate principal amount of all Notes, or Class of Notes or Certificates, as applicable, Outstanding at the date of determination.

         "Parity Percentage" means, as of any date of determination, the fraction expressed as a percentage, the numerator of which is the sum of (i) the then Pool Balance plus accrued interest thereon due from borrowers, and accrued Interest Subsidy Payments and Special Allowance Payments, if any, as of the end of the preceding Collection Period, and (ii) all amounts on deposit (including any accrued interest thereon) in the Collection Account and the Reserve Account and the denominator of which is the sum of the aggregate Outstanding Amount of the Notes and the Certificates, accrued and unpaid interest thereon plus accrued and unpaid Transaction Fees and Consolidation Loan Fees.

         "Parity Percentage Payment" means, with respect to any Distribution Date, the amount, if any, to be transferred from the Collection Account to the Note Distribution Account pursuant to Section 5.5(e) of the Transfer and Servicing Agreement, up to the amount necessary for the Parity Percentage to equal 101.50% after giving effect to all distributions to be made on such Distribution Date.

         "Participant" means a Securities Depository Participant.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section
6.12 of the Master Indenture and is authorized by the Issuer to make the payments to and distributions from the Collection Account and payments of principal of and interest and any other amounts owing on the Notes on behalf of the Issuer.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PHEAA" means Pennsylvania Higher Education Assistance Agency.

         "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

         "Pledged  Account or Fund" means the  Collection  Account,  the Reserve
Account,  the  Note  Distribution  Account  and  the  Certificate   Distribution
Account.

         "PLUS Loan" means a FFELP Loan made pursuant to the provisions of the PLUS program established under Section 428B of the Higher Education Act (or predecessor provisions).

         "Pool Balance" means, at any time, the aggregate principal balance of the Financed Student Loans at the end of the preceding Collection Period (including accrued interest thereon to the extent such interest was capitalized as of the end of such Collection Period), after giving effect to the following, without duplication: (i) all payments in respect of principal received by the Trust during such Collection Period from or on behalf of borrowers and Guarantors and, with respect to certain payments on certain Financed Student Loans, the Department of Education and the Department of HHS, (ii) the principal portion of all Purchase Amounts received by the Trust for such Collection Period and (iii) any Subsequent Financed Student Loans conveyed to the Trust and any

Financed Student Loans conveyed by the Trust in exchange for such Subsequent Financed Student Loan during such Collection Period, in each case pursuant to Sections 2.2 and 2.3 of the Transfer and Servicing Agreement.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.7 of the Master Indenture and in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

         "Primary Servicer" means, with respect to any Financed Student Loan, the entity responsible for the primary servicing of such Financed Student Loan on a day to day basis, it being understood that where a subservicer appointed in accordance with the terms of the Transfer and Servicing Agreement has responsibility for servicing a Financed Student Loan, such subservicer and not the Master Servicer shall be the Primary Servicer with respect such Financed Student Loan.

         "Principal Distribution Amount" means, with respect to any Collection Period, the amount, if any, by which the Pool Balance as of the last day of such Collection Period is exceeded by the Pool Balance as of the last day of the preceding Collection Period (or, in the case of the initial Collection Period, the Cut-off Date).

         "Principal Factor" means, as of any Distribution Date for each Class of Notes, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any payments of principal made on such Distribution Date) divided by the original Outstanding Amount of such Class. The Principal Factor will be 1.0000000 for each Class of Notes as of the Closing Date; thereafter, the Principal Factor for each Class of Notes will decline to reflect reductions in the outstanding principal balance of such Class.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Amount" means, as to any Financed Student Loan on any date of determination, the amount required to prepay in full the outstanding principal balance of such Financed Student Loan as of the last day of the most recently completed Collection Period, including all accrued but unpaid interest thereon (including interest to be capitalized) through the last day of the Collection Period in which such Financed Student Loan is being purchased.

         "Purchased Student Loan" means a Financed Student Loan purchased pursuant to Section 4.5 of the Transfer and Servicing Agreement or repurchased pursuant to Section 3.2 of the Transfer and Servicing Agreement.

         "Qualified Letter of Credit" means a letter of credit delivered or to be delivered to the Indenture Trustee in lieu of a deposit of cash or Eligible Investments in the Reserve Account for such Class, which letter of credit shall

         (a) be  irrevocable  and  name  the  Indenture  Trustee,   in  its
         capacity as such, as the sole beneficiary thereof;

         (b) be issued by a bank whose credit standing is acceptable to each of the rating agencies which are rating or have rated the Notes of such Class;

         (c) provide that if at any time the then current credit standing of the issuing bank is such that the continued reliance on such letter of credit for the purpose or purposes for which it was originally delivered to the Indenture Trustee would result in a downgrading of any rating of the Notes of such Class, the Indenture Trustee may either draw under such letter of credit any amount up to and including the entire amount then remaining available for drawing thereunder or terminate such letter of credit;

         (d) be transferable to any successor trustee hereunder with respect to such Class; and

         (e) meet such other standards as may be specified in the Terms Supplement.

         "Qualified Institutional Buyer" has the meaning ascribed to such term in Rule 144A under the Securities Act.

         "Quarterly Distribution Date" means the Distribution Date in each January, April, July and October, commencing April 27, 1998.

         "Rate  Adjustment  Date"  has  the  meaning  set  forth  in  the  Terms
Supplement.

         "Rate Determination Date" means for the Notes and the Certificates, the date which is both two Business Days (in New York and Virginia) and two London Banking Days preceding the related Rate Adjustment Date.

         "Rating Agency" means Moody's, Fitch and Standard & Poor's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Transferor, notice of which designation shall be given to the Indenture Trustee, the Eligible Lender Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' prior notice thereof and that each of the Rating Agencies shall have notified the Transferor, the Master Servicer, the Eligible Lender Trustee and the Indenture Trustee in writing that such action will not result in and of itself in a reduction or withdrawal of the then current ratings of each Class of Notes.

         "Realized Loss" means, for each Financed Student Loan submitted to a Guarantor for a Guarantee Payment or the Department of HHS for an Insurance Payment, the excess, if any, of (i) the unpaid principal balance of such Financed Student Loan on the date it was first submitted to a Guarantor for a Guarantee Payment or the Department of HHS for an Insurance Payment over (ii) all amounts received on or with respect to principal on such Financed Student Loan (including amounts received pursuant to Section 3.2 and 4.5 of the Transfer and Servicing Agreement) up through the earlier to occur of (A) the date a related Guarantee Payment or Insurance Payment is made or (B) the last day of the Collection Period occurring 12 months after the date the claim for such Guarantee Payment or Insurance Payment is first denied.

         "Record Date" means, with respect to a Distribution Date, the close of business on the second Business Day (in New York) preceding such Distribution Date.

         "Reference Banks" means four leading banks, selected by the Master Servicer, or by the Trustee, as applicable, (i) engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not an Affiliate of the Master Servicer, the Administrator or the Transferor and (iii) and having an established place of business in London.

         "Related Financed Student Loan File" has the meaning specified in
Section 3.8(a) of the Transfer and Servicing Agreement.

         "Repayment Phase" means the period during which the related borrower is required to make payments of principal and interest on the related Financed Student Loan.

         "Requisite Amount" has the meaning set forth in the Terms Supplement.

         "Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.1 of the related Transfer and Servicing Agreement.

         "Reserve Account Initial Deposit" means, $2,190,464.

         "Responsible Officer" means, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee, including any Managing Director, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Reuters Screen LIBOR Page" will be the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

         "Schedule of Financed Student Loans" means the master listing of the Financed Student Loans set forth in Schedule A-1 to the Transfer and Servicing Agreement and Schedule A to each Transfer Agreement, in each case as from time to time amended or supplemented to reflect the Financed Student Loans then subject to the Lien of the Indenture. The Schedule of Financed Student Loans may be in the form of microfiche or in the form of electronic media.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Depository" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

         "Securities Depository Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Securities Depository effects book-entry transfers and pledges of securities deposited with the Securities Depository.

         "Senior Notes" means the Class A Notes.

         "Senior Noteholder" means the holder of a Senior Note.

         "Serial Loan" means a Student Loan that is owned by a third party that is serial to a Financed Student Loan.

         "Servicer" means PHEAA or, subject to satisfying the Rating Agency Condition, another entity appointed by the Master Servicer to service the Financed Student Loans, in its capacity as servicer of the Financed Student Loans.

         "Servicer's Report" means any report of the Master Servicer delivered pursuant to Section 4.8(a) of the Transfer and Servicing Agreement, substantially in the form acceptable to the Administrator.

         "Servicing Fee" means a quarterly fee in an amount equal to (i) 0.70% per annum of the average of the Pool Balance as of the last day of the calendar quarter and the last day of the immediately preceding calendar quarter (or the Cut-off Date with respect to the calendar quarter ending March 31, 1998), or
(ii) such greater amount for which a Rating Agency Condition is satisfied.

         "SLS Loan" means a FFELP Loan designated as such that is made under the Supplemental Loans for Students Program pursuant to the Higher Education Act.

         "Special Allowance Payments" means payments, designated as such, by the Department of Education in respect of the Financed FFELP Loans to the Eligible Lender Trustee on behalf of the Trust in accordance with the Higher Education Act.

         "Specified Reserve Account Balance" means, with respect to any Distribution Date, an amount equal to the greater of (i) 1.00% of the sum of the Outstanding Amount of the Notes and the Certificate Balance on such Distribution Date, after giving effect to all payments to be made on such date; or (ii) $500,000; provided, however, that such balance shall not exceed the sum of the aggregate Outstanding Amount of the Notes and the Certificate Balance.

         "Stafford Loan" means a student loan designated as such that is made under ss. 428 of the Higher Education Act (excluding Unsubsidized Stafford Loans).

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

         "State" means any one of the 50 States of the United States of America or the District of Columbia.

         "Subcustodian" has the meaning specified in Section 3.8 of the Transfer and Servicing Agreement.

         "Subordinated Notes" means the Class B Notes.

         "Subordinated Noteholder" means any Noteholder of a Subordinated Note.

         "Subsequent Cut-off Date" means the day as to which principal and interest accruing with respect to an Subsequent Financed Student Loan are transferred to the Eligible Lender Trustee on behalf of the Issuer pursuant to
Section 2.2 of the Transfer and Servicing Agreement.

         "Subsequent Finance Date" means, with respect to any Subsequent Financed Student Loans, the date specified as such in the related Transfer Agreement.

         "Subsequent Finance Period" means the period commencing on the Closing Date and ending on December 31, 2002.

         "Subsequent Financed Student Loan" means any FFELP Loan or HEAL Loan transferred to the Eligible Lender Trustee on behalf of the Issuer during the Subsequent Finance Period pursuant to Section 2.2 of the Transfer and Servicing Agreement.

         "Subsequent Financing Purchase Price" means, as to any Subsequent Financed Student Loan, the principal amount of such Subsequent Financed Student Loan as of the Subsequent Cut-off Date for such loan and all accrued and unpaid interest on (including interest to be capitalized) such Subsequent Financed

Student Loan (other than Interest Subsidy Payments and Special Allowance Payments payable through the Subsequent Cut-Off Date) through the Subsequent Cut-off Date for such loan.

         "Subservicing Agreement" has the meaning specified in Section 4.13 of the Transfer and Servicing Agreement.

         "Successor Administrator" has the meaning specified in Section 3.7(e) of the Indenture.

         "Successor Master Servicer" has the meaning specified in Section 3.7(e) of the Indenture.

         "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Terms Supplement" means, the Terms Supplement to the Indenture dated as of December 1, 1997 between the Issuer and the Indenture Trustee.

         "TP Loans" means all Stafford Loans, Unsubsidized Stafford Loans and PLUS Loans with a first disbursement made by the Transferor on or after November l, 1996.

         "TP Program" means the Crestar Bank Top Performer Program and any similar program with respect to which a Rating Agency Condition is satisfied.

         "Transaction  Fees"  means,   collectively,   the  Servicing  Fee,  the
Administration Fee, the Indenture Trustee Fee, the Delaware Trustee Fee and the Eligible Lender Trustee Fee.

         "Transfer Agreement" has the meaning set forth in Section 2.2(b) of the Transfer and Servicing Agreement.

         "Transfer and Servicing Agreement" means the Transfer and Servicing Agreement dated as of December 1, 1997, among the Issuer, the Transferor, the Administrator, the Eligible Lender Trustee and the Master Servicer, as amended from time to time.

         "Transferor" means Crestar Bank.

         "Treasury Regulations" means regulations, including proposed or temporary regulations, promulgated under the Code. References in any document or instrument to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

         "Trust" means the Issuer, established pursuant to the Trust Agreement.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, if any, and all proceeds of the foregoing.

         "Trust Accounts" has the meaning specified in Section 5.1 of the Transfer and Servicing Agreement.

         "Trust Agreement" means the Trust Agreement dated as of December 1, 1997, among the Depositor, the Eligible Lender Trustee and the Delaware Trustee, as amended and supplemented from time to time.

         "Trust Certificate" means a Certificate.

         "Trust Certificateholder" means a person in whose name a Trust Certificate is registered in the Certificate Register.

         "Trust Estate" means all right, title and interest of the Trust (or the Eligible Lender Trustee on behalf of the Trust) in and to (i) the property and rights assigned to the Trust pursuant to Article II of the Transfer and Servicing Agreement and each Transfer Agreement, (ii) all funds on deposit from time to time in the Trust Accounts and (iii) all other property of the Trust from time to time, including any rights of the Eligible Lender Trustee and the Trust pursuant to the Transfer and Servicing Agreement, the Administration Agreement and the other Basic Documents.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

         "Unsubsidized Stafford Loan" means a FFELP Loan designated as such that is made under ss. 428H of the Higher Education Act.

         "VELA Service Errors" has the meaning assigned to such term in the letter to the Transferor, dated March 7, 1996, from the Department of Education.

                                                                SCHEDULE A-1
                                                                      TO THE
                                            TRANSFER AND SERVICING AGREEMENT

                   Schedule of Financed Student Loans

         Schedule of Financed Student Loans was delivered to Trustee and is not included herein.

                                                                    SCHEDULE B
                                                                        TO THE
                                              TRANSFER AND SERVICING AGREEMENT

                Location of Financed Student Loan Files

Name of subcustodian                Location of Related Financed
                                    Student Loan Files

Pennsylvania Higher                 1200 N. 7th Street
Education Assistance                Harrisburg, PA 17102
Agency

                                                                  EXHIBIT A
                                                                     TO THE
                                           TRANSFER AND SERVICING AGREEMENT

Form of Noteholders' Statement
pursuant to Section 5.7(a) of Transfer and Servicing Agreement (capitalized terms used herein are defined in Appendix A thereto)


     Distribution Date:____________________

(i)    Principal Factor

       (a) Class A-1 Notes:        _________________
       (b) Class A-2 Notes:        _________________
       (c) Class B Notes:          _________________

(ii)   Amount of principal being paid or distributed:

       (a) Class A-1 Notes:        _________________
       (b) Class A-2 Notes:        _________________
       (c) Class B Notes:          _________________
       (d) Certificates:           _________________

(iii)  (a) Amount of interest being paid or distributed:

       (1) Class A-1 Notes:  $__ (based on [Formula Interest Rate]
                             [Net Loan Rate])
       (2) Class A-2 Notes:  $___(based on [Formula Interest Rate]
                             [Net Loan Rate])
       (3) Class B Notes:    $___(based on [Formula Interest Rate]
                             [Net Loan Rate])
       (4) Certificates:     $____ (based on [One-Month LIBOR]
                             [Net Loan Rate])

       (b) Applicable Interest Rate:

       (1) Class A-1 Notes:  ______%
       (2) Class A-2 Notes:  ______%
       (3) Class B Notes:    ______%
       (4) Certificates:     ______%

(iv)   Amount of distribution allocable to any Noteholders' Interest Carryover:

       (a) Class A-1 Notes:  $____________
       (b) Class A-2 Notes:  $____________
       (c) Class B Notes:    $____________

(v)    Pool Balance at end of preceding Collection Period:  __________

(vii)  After giving effect to distributions on this Distribution Date:

       (a) outstanding principal amount of Class A-1 Notes: $____________
       (b) outstanding principal amount of Class A-2 Notes: $____________
       (c) outstanding principal amount of Class B Notes:   $____________
       (d) Certificate Balance:                             $____________

(vii) Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee, Delaware Trustee Fee and Eligible Lender Trustee Fee to be allocated for the upcoming Distribution Date: ($____________)

(viii) Aggregated amount of Realized Losses (if any) for the Collection Period immediately preceding the Distribution Date: ____________

(ix)   (a) Amount of distribution attributable to amounts
           in the Reserve Account:  $____________
       (b) Amount of other withdrawals from the Reserve Account $____________
       (c) Reserve Account Balance $____________
       (d) Parity percentage _____%
       (e) Amount of Parity Percentage Payments $____________

(x) The aggregate Purchase Amount paid for Financed Student Loans purchased from the trust during the immediately preceding
       Collection Period:  ____________

(xi)   During the Subsequent Finance Period only, the aggregate
       Issuer 2.3(b) Payments and Adjustment Payments, stated separately, for the immediately preceding Collection Period:
       $____________

(xii)  Amount of Financed Student Loans:
       (a) that are 31 to 60 days delinquent:          $____________
       (b) that are 61 to 90 days delinquent:          $____________
       (c) that are 91 to 120 days delinquent:         $____________
       (d) that are 120 days delinquent:               $____________
       (e) for which claims have been filed with the
           appropriate Guarantor or the Department
           of HHS and which are awaiting payment       $____________

                                                                     EXHIBIT B
                                                                        TO THE
                                              TRANSFER AND SERVICING AGREEMENT

Form of Certificateholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing Agreement
(capitalized terms used herein are
defined in Appendix A thereto)


     Distribution Date:____________________

(i)    Principal Factor

       (a) Class A-1 Notes:  _________________
       (b) Class A-2 Notes:  _________________
       (c) Class B Notes:    _________________

(ii)   Amount of principal being paid or distributed:

       (a) Class A-1 Notes:  _________________
       (b) Class A-2 Notes:  _________________
       (c) Class B Notes:    _________________
       (d) Certificates:     _________________

(iii)  (a) Amount of interest being paid or distributed:

       (1) Class A-1 Notes:  $__ (based on [Formula Interest Rate]
                             [Net Loan Rate])
       (2) Class A-2 Notes:  $__ (based on [Formula Interest Rate]
                             [Net Loan Rate])
       (3) Class B Notes:    $__ (based on [Formula Interest Rate]
                             [Net Loan Rate])
       (4) Certificates:     $____ (based on [One-Month LIBOR]
                             [Net Loan Rate])

       (b) Applicable Interest Rate:

       (1) Class A-1 Notes:  ______%
       (2) Class A-2 Notes:  ______%
       (3) Class B Notes:    ______%
       (4) Certificates:     ______%

(iv)   Amount of distribution allocable to any Noteholders' Interest Carryover:

       (a) Class A-1 Notes:  $____________
       (b) Class A-2 Notes:  $____________
       (c) Class B Notes:    $____________

(v)    Pool Balance at end of preceding Collection Period:  __________

(vii)  After giving effect to distributions on this Distribution Date:

       (a) outstanding principal amount of Class A-1 Notes:    $____________
       (b) outstanding principal amount of Class A-2 Notes:    $____________
       (c) outstanding principal amount of Class B Notes:      $____________
       (d) Certificate Balance:                                $____________

(vii) Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee, Delaware Trustee Fee and Eligible Lender Trustee Fee to be allocated for the upcoming Distribution Date: ($____________)

(viii) Aggregated amount of Realized Losses (if any) for the Collection Period immediately preceding the Distribution Date: $____________

(ix)   (a) Amount of distribution attributable to amounts in the
           Reserve Account:  $____________
       (b) Amount of other withdrawals from the Reserve Account $____________
       (c) Reserve Account Balance $____________
       (d) Parity percentage _____%
       (e) Amount of Parity Percentage Payments $____________

(x) The aggregate Purchase Amount paid for Financed Student Loans purchased from the Trust during the immediately preceding
       Collection Period:  ____________

(xi)   During the Subsequent Finance Period only, the aggregate
       Issuer 2.3(b) Payments and Adjustment Payments, stated separately, for the immediately preceding Collection Period:
       $____________

(xii)  Amount of Financed Student Loans:
       (a) that are 31 to 60 days delinquent:          $____________
       (b) that are 61 to 90 days delinquent:          $____________
       (c) that are 91 to 120 days delinquent:         $____________
       (d) that are 120 days delinquent:               $____________
       (e) for which claims have been filed with the
           appropriate Guarantor or the Department
           of HHS and which are awaiting payment       $____________

                                                                      EXHIBIT C
                                                                         TO THE
                                               TRANSFER AND SERVICING AGREEMENT


                  Form of Administrator's Certificate


            [To be provided by the Administrator pursuant to
                    Section 4.7 of the Transfer and
                          Servicing Agreement]

                                                                      EXHIBIT D
                                                                         TO THE
                                               TRANSFER AND SERVICING AGREEMENT


                             ASSIGNMENT FOR
                         FINANCED STUDENT LOANS


         For value received, in accordance with the Transfer and Servicing Agreement (the "Transfer and Servicing Agreement") dated as of December 1, 1997, among the undersigned, as transferor (the "Transferor"), as master servicer (the "Master Servicer") and as administrator (the "Administrator"), Crestar Student Loan Trust 1997-1 (the "Trust"), and Star Bank, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Transfer and Servicing Agreement), all right, title and interest of the undersigned in and to
(i) the FFELP Loans and the HEAL Loans set forth on Schedule A-1 to the Transfer and Servicing Agreement and all obligations of the Obligors thereunder, including all monies paid or payable thereunder (other than Interest Subsidy Payments and Special Allowance Payments to the Cut-off Date) on or after the Cut-off Date, including the right to enforce such FFELP Loans and HEAL Loans in the same manner and to the same extent as the Transferor would have the power to do but for the execution and delivery of the Transfer and Servicing Agreement,
(ii) all funds on deposit from time to time in the Trust Accounts and in all investments and proceeds thereof (including all income thereon) and (iii) the proceeds of any and all of the foregoing. The foregoing contribution, assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Transferor to the borrowers of Initial Financed Student Loans or any other person in connection with the Financed Student Loans or any agreement or instrument relating to any of them, except to the extent required by the Higher Education Act or the HEAL Act, as the case may be.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer and Servicing Agreement and is to be governed by the Transfer and Servicing Agreement.

         Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Transfer and Servicing Agreement, which also contains rules as to usage that shall be applicable herein.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [_______,] 1997.

                                     CRESTAR BANK,
                                     as Transferor



                                      By:______________________________
                                         Name:
                                         Title:

                                                                     EXHIBIT E
                                                                        TO THE
                                              TRANSFER AND SERVICING AGREEMENT


                                                            TRANSFER AGREEMENT

         TRANSFER AGREEMENT No. ___dated as of ,_____, among CRESTAR STUDENT LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), CRESTAR BANK, a Virginia banking corporation, as transferor (the "Transferor"), and STAR BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee of the Issuer (the "Eligible Lender Trustee").


                              WITNESSETH:


         WHEREAS the Issuer, the Transferor, the Eligible Lender Trustee, the Administrator and the Master Servicer (as defined in the Appendix A to the Transfer and Servicing Agreement) are parties to the Transfer and Servicing Agreement dated as of December 1, 1997 (as amended or supplemented, the "Transfer and Servicing Agreement");

         WHEREAS pursuant to the Transfer and Servicing Agreement, the Transferor wishes to convey the FFELP Loans [and HEAL Loans] referred to in
Section 2 hereof (the "Subsequent Financed Student Loans") to the Eligible Lender Trustee on behalf of the Issuer; and

         WHEREAS, the Eligible Lender Trustee and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

         NOW, THEREFORE, the parties hereto hereby agree, intending to be legally bound hereby, as follows:

         1. Definitions and Usage. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Transfer and Servicing Agreement, which also contains rules of construction and usage that shall be applicable herein.

         In addition, the following terms have the following meanings:

         "Subsequent Finance Date" means, with respect to the Subsequent Financed Student Loans, [_______].

         "Subsequent Cut-Off Date" means, with respect to each Subsequent Financed Student Loan, the date specified as such on Schedule A hereto.

         2. Schedule of Subsequent Financed Student Loans. Attached hereto as Schedule A is a supplement to the Schedule of Financed Student Loans listing the Subsequent Financed Student Loans to be conveyed on the Subsequent Finance Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement. Attached hereto as Schedule B is a list of Financed Student Loans conveyed to the Transferor by the Eligible Lender Trustee on behalf of the Issuer in exchange for the Subsequent Financed Student Loans conveyed pursuant to Section 2.3(b) of the Transfer and Servicing Agreement, which Schedule B shall be deemed to modify the Schedule of Financed Student Loans to delete therefrom such Financed Student Loans being so conveyed to the Transferor.

         3. Conveyance of Subsequent Financed Student Loans. In consideration of the payment of the Subsequent Financing Purchase Price or, with respect to a conveyance of Subsequent Financed Student Loans pursuant to Section 2.3(b) of the Transfer and Servicing Agreement, the Issuer's delivery to or upon the order of the Transferor of the Financed Student Loans listed on Schedule B attached hereto, the Transferor does hereby contribute, transfer, assign, set over and otherwise convey, without recourse (subject to the obligations set forth in the Transfer and Servicing Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                  (a) all right, title and interest in and to each Subsequent Financed Student Loan, and all obligations of the Obligors thereunder, including all moneys paid thereunder (other than Interest Subsidy Payments and Special Allowance Payments payable through the Subsequent Cut-Off Date), and all written communications received by the Transferor with respect thereto and still retained by the Transferor in accordance with its retention policies (including borrower correspondence, notices of death. disability or bankruptcy and requests for deferments or forbearances), on and after the Subsequent Cut-Off Date; and

                  (b) the proceeds of any and all of the foregoing.

         4. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Issuer as of the date of this Agreement and as of the Subsequent Finance Date that:

                  (a) Organization and Good Standing. The Transferor is duly organized and validly existing as a Virginia banking corporation with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, except for such power and authority the absence of which would not have a material adverse effect on the Transferor or its ability to consummate the transactions contemplated by this Agreement and the Transferor had at all relevant times, and has, the power, authority and legal right to originate, acquire and own the Subsequent Financed Student Loans.

                  (b) Power and Authority. The Transferor has the requisite corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has requisite corporate power and authority to transfer and assign the property to be contributed and assigned to and deposited with the Issuer (or with the Eligible Lender Trustee on behalf of the Issuer) and the Transferor has duly authorized such transfer and assignment to the Issuer (or to the Eligible Lender Trustee on behalf of the Issuer) by all necessary corporate action on the Transferor's part; and the execution, delivery and performance of this Agreement have been duly authorized by the Transferor by all necessary corporate action.

                  (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

                  (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not violate, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Transferor, or any material indenture, material agreement or other material instrument to which the Transferor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such material indenture, material agreement or other material instrument (other than pursuant to the Basic Documents); nor violate any material law or, to the knowledge of the Transferor, any material order, rule or regulation applicable to it of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

                  (e) No Proceedings. To its best knowledge, there are no proceedings or investigations pending or threatened against the Transferor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the federal or State income tax attributes of the Issuer, the Notes or the Certificates.

                  (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Transferor in connection with the execution and delivery by the Transferor of this Agreement and the performance by the Transferor of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

                  (g) Principal Balances. (i) The aggregate principal balance of the Consolidation Loans, the HEAL Consolidation Loans, the Serial Loans and the Student Loans transferred by the Transferor pursuant to Section 2.3(b) of the Transfer and Servicing Agreement that are Subsequent Financed Student Loans listed on Schedule A attached hereto and conveyed to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement as of their respective Subsequent Cut-Off Dates is $________, $________, $_______ and $________, respectively;
         (ii) the aggregate principal balance of the Financed Student Loans listed on Schedule B attached hereto and to be conveyed to the Transferor pursuant to Section 2.3(b) of the Transfer and Servicing Agreement is $_______ ; (iii) the Consolidation Prepayments on deposit in the Collection Account is $________; (iv) the Issuer 2.3(b) Payments for the Subsequent Finance Date is $__________; and (v) the Adjustment Payment for the Subsequent Finance Date is $________.

         5. Conditions Precedent. The obligation of the Issuer to acquire the Subsequent Financed Student Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Finance Date, of the following conditions precedent:

                  (a) Representations and Warranties. Each of the representations and warranties made by the Transferor in Section 4 of this Agreement and the representations and warranties made with respect to the Subsequent Financed Student Loans in Section 3.1 of the Transfer and Servicing Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Subsequent Finance Date.

                  (b) Transfer and Servicing Agreement Conditions. Each of the conditions set forth in Section 2.2(b) of the Transfer and Servicing Agreement shall have been satisfied.

                  (c) Delivery of Assignment. The Transferor shall have delivered an Assignment substantially in the form of Annex A hereto.

         Upon the satisfaction of the conditions set forth in this Section 5, the Eligible Lender Trustee shall have executed and delivered to the Transferor an Assignment, substantially in the form of Annex B hereto, with respect to any Financed Student Loans to be conveyed to the Transferor pursuant to Section 2.3(b) of the Transfer and Servicing Agreement, and direct the Indenture Trustee to transfer to the Transferor the Subsequent Financing Purchase Price in immediately available funds to an account designated in writing by the Transferor to the Indenture Trustee.

         6. Ratification of Agreement. As supplemented by this Agreement, the Transfer and Servicing Agreement is in all respects ratified and confirmed and the Transfer and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

         7. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

         8. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         9. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                                   CRESTAR STUDENT LOAN TRUST
                              1997-1
                                                   By: STAR BANK, NATIONAL
                                                       ASSOCIATION, not in its
                                                       individual capacity but
                                                       solely as Eligible Lender
                                                       Trustee




     By:______________________________________________________
                                                       Name:
                                                       Title:



                                                   STAR BANK, NATIONAL
                                                   ASSOCIATION,
                                                   not  in   its   individual
                                                   capacity but solely as
                                                   Eligible Lender Trustee


                                                   By:
                                                   ----------------------------
                                                   Name:
                                                   Title:

                                                   CRESTAR BANK, as
                                                      Transferor


                                                   By:
                                                   -----------------------------
                                                     Name:
                                                     Title:


Acknowledged and accepted as of the date first above written:

BANKERS TRUST COMPANY,
not in its individual capacity but solely as Indenture Trustee


By _________________________________________________
     Name:
     Title:

                                                                         ANNEX A
                                                       TO THE TRANSFER AGREEMENT


                                   ASSIGNMENT

         For value received, in accordance with the Transfer and Servicing Agreement (the "Transfer and Servicing Agreement") dated as of December 1, 1997, among the undersigned, as transferor (the "Transferor"), as master servicer and as administrator, Crestar Student Loan Trust 1997-1 (the "Trust"), Star Bank, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and the Transfer Agreement No. __ dated as of____, (the "Transfer Agreement") among the Transferor, the Trust and the Eligible Lender Trustee, the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Transfer and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Subsequent Financed Student Loans and all obligations of the Obligors thereunder, including all moneys paid or payable thereunder (other than Interest Subsidy Payments and Special Allowance Payments through the related Subsequent Cut-Off Date) after the related Subsequent Cut-Off Date and (ii) the proceeds of any and all of the foregoing. The foregoing contribution, assignment, transfer and conveyance does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee or the Trust of any obligation of the Transferor to the borrowers of such Subsequent Financed Student Loans or any other person in connection with the Subsequent Financed Student Loans or any agreement or instrument relating to any of them, except to the extent required by the Higher Education Act or the HEAL Act, as the case may be.

         In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Subsequent Financed Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Trust, without recourse (subject to the obligations set forth in the Transfer and Servicing Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer and Servicing Agreement and the Transfer Agreement and is to be governed by the Transfer and Servicing Agreement and the Transfer Agreement.

         Capitalized terms used but not defined herein shall have the meaning assigned to them in the Transfer Agreement or in Appendix A to the Transfer and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of______


                                             CRESTAR BANK,
                                             as Transferor


                                             By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                         ANNEX B
                                                       TO THE TRANSFER AGREEMENT


                                   ASSIGNMENT

         For value received, in accordance with the Transfer and Servicing Agreement (the "Transfer and Servicing Agreement") dated as of December 1, 1997, among the undersigned, (the "Trust"), as Master Servicer and as Administrator (the "Transferor"), and Star Bank, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and the Transfer Agreement No. __ dated as of ____________, ____ (the "Transfer Agreement") among the Transferor, the Trust and the Eligible Lender Trustee, the undersigned does hereby contribute, assign, transfer and otherwise convey unto the Transferor, without recourse (subject to the obligations set forth in the Transfer and Servicing Agreement), all right, title and interest of the undersigned in and to (i) the Financed Student Loans set forth on Schedule B to the Transfer Agreement and all obligations of the Obligors thereunder, including all moneys paid or payable thereunder (other than Interest Subsidy Payments and Special Allowance Payments through the related Subsequent Cut-off Date) after the related Subsequent Cut-off Date and (ii) the proceeds of any and all of the foregoing. The foregoing contribution, assignment. transfer and conveyance does not constitute and is not intended to result in any assumption by the Transferor of any obligation of the Eligible Lender Trustee or the Trust to the borrowers of such Financed Student Loans or any other person in connection with such Financed Student Loans or any agreement or instrument relating to any of them, except to the extent required by the Higher Education Act or the HEAL Act, as the case may be.

         In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Financed Student Loan described in Schedule B to the Transfer Agreement in favor of the Transferor, without recourse, against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

         This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Transfer and Servicing Agreement and the Transfer Agreement and is to be governed by the Transfer and Servicing Agreement and the Transfer Agreement.

         Capitalized terms used but not defined herein shall have the meaning assigned to them in the Transfer Agreement or in Appendix A to the Transfer and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of______


                                                     CRESTAR STUDENT LOAN TRUST
                                                1997-1

                                                     By:  STAR  BANK,  NATIONAL
                                       ASSOCIATION,
                                                     not  in   its   individual
                                                     capacity   but  solely  as
                                                     Eligible   Lender  Trustee
                                                     on behalf of the Trust


                                                     By:
                                                     ---------------------------
                                                             Name:
                                                             Title:

                                                                     SCHEDULE A
                                              TO THE TRANSFER AGREEMENT NO.____


                 [List of Subsequent Financed Student Loans and
                    their related Subsequent Cut-Off Dates]

                                                                    SCHEDULE B
                                              TO THE TRANSFER AGREEMENT NO.___


                        [List of Financed Student Loans
                       to be Conveyed to the Transferor]

                                                                      EXHIBIT F
                                                                         TO THE
                                               TRANSFER AND SERVICING AGREEMENT


                             OFFICER'S CERTIFICATE
REQUIRED BY SECTION 2.2(b)(viii) OF THE TRANSFER AND SERVICING AGREEMENT

         The undersigned, _____________________, a _____________ of Crestar Bank
(the "Transferor"), hereby certifies for and on behalf of the Transferor as follows:

         1. this Certificate is given pursuant to Section 2.2(b)(viii) of the Transfer and Servicing Agreement (the "Transfer and Servicing Agreement"), dated as of December 1, 1997, among the Transferor, Crestar Student Loan Trust 1997-1 (the "Trust"), and Star Bank, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), and the Transfer Agreement No. __ dated as of____________, ____ (the "Transfer Agreement") among the Transferor, the Trust and the Eligible Lender Trustee, in connection with the transfer of certain Subsequent Financed Student Loans on the date hereof;

         2. any words or phrases capitalized in this Certificate but not defined herein shall have the meaning assigned thereto in the Transfer and Servicing Agreement;

         3. the  undersigned is an Authorized  Officer of the Transferor; and

         4. with respect to the transfer on the date hereof of Subsequent Financed Student Loans and the other property and rights related thereto as described in Section 2.2(a) of the Transfer and Servicing Agreement, each of the conditions precedent set forth in Section 2.2(b) of the Transfer and Servicing Agreement have been satisfied on or prior to the date hereof.


         IN WITNESS WHEREOF, the undersigned, being duly authorized, has caused this certificate to be executed and delivered as of this ____ day of ________,
____.

                                  CRESTAR BANK

                                       By:
---------------------------

                                                       -----------------------
                                                       Its ___________________

DOC # 106573 V1